AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON DECEMBER   , 2006

REGISTRATION NO. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.   ☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

LINCOLN VARIABLE INSURANCE
PRODUCTS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 South Clinton Street
Fort Wayne, Indiana 46801
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(260) 455-2000

Dennis L. Schoff, Esq.
Senior Vice President
The Lincoln National Life
Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Name and Address of Agent for Service)

Copies of all communications to:

Craig D. Moreshead, Esq.
Lincoln Variable Insurance
Products Trust
1300 South Clinton Street
Fort Wayne, Indiana 46801

Approximate Date of Proposed Public Offering: As soon as practicable after this
Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on January 15, 2007 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

JEFFERSON PILOT VARIABLE FUND, INC.
One Granite Place
Concord, New Hampshire 03301

January 15, 2007

Dear Contract Owner:

As an Owner of a variable annuity or variable life insurance policy (the “Policy”) issued by Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, or Jefferson-Pilot Life Insurance Company (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the Balanced Portfolio (the “JPVF Balanced”) of Jefferson Pilot Variable Fund, Inc. (“Fund”) at a Special Meeting of Shareholders of the Fund to be held on March 15, 2007. Although you are not directly a shareholder of JPVF Balanced, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by JPVF Balanced. Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote the  shares that are attributable to your Contract at the Special Meeting.  Before the Special Meeting, I would like your vote on the important proposals described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of JPVF Balanced. All of the assets of JPVF Balanced would be acquired by the Managed Fund (Service Class) of Lincoln Variable Insurance Products Trust (“LVIP Managed”), in exchange for shares of LVIP Managed and assumption by LVIP Managed of the liabilities of JPVF Balanced.  The investment objective of JPVF Balanced is substantially similar to, and the investment strategies of JPVF Balanced are similar to, those of LVIP Managed.

Your Subaccount will receive Service Class shares of LVIP Managed having an aggregate net asset value equal to the aggregate net asset value of the JPVF Balanced shares.  Details about LVIP Managed’s investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement.  For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

The Board of Directors has approved the proposal and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal.  If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope.

If you have any questions about the voting instructions form please call JPVF Balanced at 1-800-258-3648. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by MIS, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ David K. Booth
David K. Booth
President

JEFFERSON PILOT VARIABLE FUND, INC.
BALANCED PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 15, 2007

Dear Contract Owner:

We are writing to notify you of a special meeting of shareholders of the Balanced Portfolio of Jefferson Pilot Variable Fund, Inc. (“JPVF Balanced”), a portfolio of Jefferson Pilot Variable Fund, Inc. (“Fund”).  The meeting will be held on Thursday, March 15, 2007, at 10:00 a.m. local time, at the office of the Fund at One Granite Place, Concord, New Hampshire 03301.  The attached Proxy Statement/Prospectus describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the JPVF Balanced that Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company holds attributable to your variable annuity contract or variable life insurance policy (your “Policy”).  You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1:

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the acquisition of all of the assets of JPVF Balanced by the Managed Fund (Service Class) of Lincoln Variable Insurance Products Trust (“LVIP Managed”), in exchange for shares of LVIP Managed and the assumption by LVIP Managed of the liabilities of JPVF Balanced. The Reorganization Agreement also provides for distribution of the shares of the LVIP Managed to shareholders of JPVF Balanced in liquidation and subsequent termination of JPVF Balanced.

Proposal 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person.  However, we do need your instructions. You can provide voting instructions by mail as explained in the enclosed Proxy Statement/Prospectus.  If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of JPVF Balanced attributable to your Policy will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 258-3648 (outside New Hampshire) (800) 322-0235 (inside New Hampshire).

By Order of the Board of Directors of Jefferson Pilot Variable Fund, Inc.

/s/ Craig D. Moreshead
Craig D. Moreshead
Secretary

ACQUISITION OF ASSETS AND LIABILITIES OF

JEFFERSON PILOT VARIABLE FUND, INC.
BALANCED PORTFOLIO
One Granite Place
Concord, New Hampshire 03301
(603) 226-5000

BY AND IN EXCHANGE FOR SHARES OF

MANAGED FUND
a series of
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
1300 South Clinton Street
Fort Wayne, Indiana 46801
(260) 455-2000

PROSPECTUS/PROXY STATEMENT

Special Meeting of Shareholders
To be held on March 15, 2007

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Jefferson Pilot Variable Fund, Inc. Balanced Portfolio (“JPVF Balanced” or “Balanced Portfolio” or “Balanced”) for consideration at a Special Meeting of Shareholders to be held on March 15, 2007 at 10:00 a.m. Eastern time at the offices of Jefferson Pilot Variable Fund, Inc. at One Granite Place, Concord, New Hampshire 03301 and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of shareholders of JPVF Balanced, the Board of Directors of the Jefferson Pilot Variable Fund, Inc. (the “Fund”) has approved the proposed reorganization of JPVF Balanced into LVIP Managed Fund (“LVIP Managed”), a series of Lincoln Variable Insurance Products Trust (“LVIP”).  JPVF Balanced and LVIP Managed are sometimes referred to in this Prospectus/Proxy Statement individually as a “Portfolio” and collectively as the “Portfolios.”

Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company (individually an “Insurance Company” and collectively the “Insurance Companies”), affiliates of Lincoln National Corporation, are the record owners of JPVF Balanced Portfolio’s shares and at the Meeting will vote the shares of JPVF Balanced held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Policy”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of JPVF Balanced that are attributable to your Policy at the Meeting.  Although you are not directly a shareholder of JPVF Balanced, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by one or more of the JPVF Portfolios. Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote the Balanced Portfolio’s shares that are attributable to your Contract at the Special Meeting.

For simplicity, in this Prospectus/Proxy Statement:

•      “Record Holder” of JPVF Balanced refers to each Insurance Company which holds JPVF Balanced Portfolio’s shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

•      “shares” refers generally to the shares of the JPVF Balanced Portfolio attributable to Your Subaccount; and

•      “shareholder” or “Policy Owner” refers to you.

In the reorganization, all of the assets of JPVF Balanced will be acquired by LVIP Managed in exchange for Service Class shares of LVIP Managed and the assumption by LVIP Managed of the liabilities of JPVF Balanced (the “Reorganization”). If the Reorganization is approved, Service Class shares of LVIP Managed will be distributed to each Record Holder in liquidation of Balanced, and Balanced will be terminated. You will then hold that number of full and fractional shares of LVIP Managed which have an aggregate net asset value equal to the aggregate net asset value of your shares of JPVF Balanced.

The JPVF Balanced Portfolio is a separate diversified series of the Fund, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). LVIP Managed, a series of LVIP, a Delaware business trust, is also an open-end management investment company registered under the 1940 Act. The investment objective of JPVF Balanced is substantially similar to that of LVIP Managed, as follows:

Portfolio	Investment Objective

JPVF Balanced	to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

LVIP Managed	maximize long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The investment strategies for JPVF Balanced are similar to those for LVIP Managed.

JPVF BALANCED PRINCIPAL INVESTMENT STRATEGIES:

The JPVF Balanced Portfolio pursues its objective by normally investing 60% to 70% of the Portfolio’s assets in equity securities and the remaining 30% to 40% in investment-grade bonds.  Changes between the two asset classes are made based on the portfolio manager’s a) long-term perspective, and b) assessment of business, economic and market projections.  On the equity side, the Portfolio seeks to identify large capitalization companies with a value orientation or out of favor growth stocks.  The Portfolio typically focuses on dividend-paying companies.

Equity securities consist primarily of common stocks, but may also include warrants, preferred stocks, convertible securities and exchange traded funds (ETFs).  Fixed income securities include obligations of the US government and its agencies, investment grade corporate bonds, asset-backed securities and mortgage-backed securities.  The Portfolio may invest up to 15% of its assets in foreign equity and fixed income securities.  Generally, the foreign fixed income securities the Portfolio invests in are dollar denominated bonds issued by foreign governments and corporations.

LVIP MANAGED PRINCIPAL INVESTMENT STRATEGIES:

The LVIP Managed Fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities.  The fund’s investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund’s investment objective.  The fund continuously adjusts the mix of investments among the three categories in an effort to a) control the level of risk during changing economic and market conditions, and b) take advantage of the potential for greater returns in one category versus another. The fund generally invests the largest amount in the equity category.  The fund may not invest more than 75% of its total assets in either the equity or the fixed-income categories, but may invest up to 100% of its assets in the money market category.

In the equity category, LVIP Managed primarily holds stocks of large-sized U.S. companies, but also invests in medium-sized U.S. companies and may invest up to 10% of the fund’s assets in small-sized U.S. companies. When selecting equity securities, LVIP Managed seeks to invest in companies believed to show growth potential that significantly exceeds the average expected growth rate of companies in the same industry, and believed to be undervalued in the market relative to the companies’ industry peers.  In the fixed-income category, the fund invests primarily in investment-grade U.S. corporate bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and mortgage-backed securities.  The fund may also hold a small amount of medium-grade U.S. corporate bonds, investment-grade foreign fixed income securities, and medium-grade debt issued by foreign corporations.  In the money market category, the fund holds short-term money market instruments rated in one of the top two credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp.

This Prospectus/Proxy Statement explains concisely the information about LVIP Managed that you should know before voting on the Reorganization.  Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about JPVF Balanced:	How to Obtain this Information:

Prospectus of JPVF Balanced, dated May 1, 2006	Copies are available upon request and without charge if you:

Statement of Additional Information of JPVF Balanced,	Write to JPVF Balanced at the address listed
dated May 1, 2006.	on the cover page of this Prospectus/Proxy
Statement; or

Annual Report of Balanced for the fiscal year ended	Call (800) toll-free
December 31, 2005

Semi-Annual Report of Balanced for
the six-month period ended June 30, 2006

Information about LVIP Managed:	How to Obtain this Information:

Prospectus of LVIP Managed (Service Class), dated	A copy is available upon request and without charge if you:
, 2007, WHICH ACCOMPANIES THIS
PROSPECTUS/PROXY STATEMENT	Write to LVIP Managed at the address listed
on the cover page of this Prospectus/Proxy
Statement of Additional Information of	Statement; or
LVIP Managed, dated , 2007

Annual Report of LVIP Managed for the fiscal year	Call ( ) - toll-free.
ended December 31, 2005

Semi-Annual Report of LVIP Managed for the
six-month period ended June 30, 2006

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated ,	A copy is available upon request and without charge if you:
2007, which relates to this Prospectus/Proxy

Statement and the Reorganization	Write to the Fund at the address listed on the cover page of this
Prospectus/Proxy Statement; or

Call ( ) - toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, I.L. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

Information relating to JPVF Balanced contained in the Prospectus dated May 1, 2006 (SEC File No. 811-04161) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to LVIP Managed contained in the LVIP Managed (Service Class) Prospectus of the Fund dated May 1, 2006 (SEC File No. 811-08090) also is incorporated by reference in this document. The Statement of Additional Information dated                         , 2007 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of JPVF Balanced for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006, financial statements of LVIP Managed for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006 and the pro forma financial statements of LVIP Managed for the twelve month period ended June 30, 2006, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

AN INVESTMENT IN LVIP MANAGED THROUGH A POLICY:

•                  is not a deposit of, or guaranteed by, any bank

•                  is not insured by the FDIC, the Federal Reserve Board or any other government agency

•                  is not endorsed by any bank or government agency

•                  involves investment risk, including possible loss of the purchase payment of your original investment

TABLE OF CONTENTS

SUMMARY	6
Why is the Reorganization being proposed	6
What are the key features of the Reorganization?	6
After the Reorganization, what shares of LVIP Managed will be allocated to the Balanced subaccount of my policy?	7
How will the Reorganization affect me?	7
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	7
How do the investment objectives, principal investment strategies and risks compare?	8
How do the risk factors compare?	9
How do the fees and expenses compare?	11
How do the performance records compare?	13
Who will be the investment adviser after the Reorganization?	14
What will the management and advisory fees be after the Reorganization?	15
How do the Directors recommend that I vote?	15
INFORMATION ABOUT THE REORGANIZATION	16
Agreement and Plan of Reorganization	16
Federal Income Tax Consequences	17
Pro Forma Capitalization	19
Distribution of Shares	19
LVIP Rule 12b-1 Plan	20
Purchase and Redemption of Fund Shares	20
Net Asset Value Determination	21
Exchange Privileges	21
Dividend Policy	21
MORE INFORMATION ABOUT THE FUNDS	22
Management of the Funds	22
Manager of Managers	22
Market Timing	22
Portfolio Holdings Disclosure	23
Distributions and Federal Income Tax Disclosure	23
Certain Management Considerations	23
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	23
Form of Organization	24
Capitalization	24
Shareholder Liability	24
Shareholder Meetings and Voting Rights	24
Liquidation	25
Liability and Indemnification of Trustees/Directors	25
VOTING INFORMATION CONCERNING THE MEETING	26
Shareholder Information	28
Control Persons and Principal Holders of Securities	28
FINANCIAL STATEMENTS AND EXPERTS	28
LEGAL MATTERS	28
ADDITIONAL INFORMATION	28
OTHER BUSINESS	29
EXHIBIT A Form of Agreement and Plan of Reorganization	30
EXHIBIT B Ownership of Shares as of Record Date
EXHIBIT C Management’s Discussion of Fund Performance and Financial Highlights

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to JPVF Balanced and LVIP Managed and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Lincoln Financial Group (which is the marketing name of Lincoln National Corporation and its afflilates) families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.  As of April 3, 2006, Jefferson–Pilot Corporation (the parent company of the Insurance Companies) and Lincoln National Corporation combined their operations, and as a result Jefferson-Pilot Corporation was merged into and with Lincoln JP Holdings, L.P., a wholly-owned subsidiary of Lincoln National Corporation.  As a result, the Insurance Companies became indirect wholly-owned subsidiaries of Lincoln National Corporation.

As an owner of a Policy issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares that are attributable to your Policy at the Special Meeting. Although you are not directly a shareholder of JPVF Balanced, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by JPVF Balanced.   Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote JPVF Balanced shares that are attributable to your Policy at the Special Meeting.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

The Plan of Reorganization (the “Plan”) sets forth the key features of the Reorganization (See Exhibit A attached hereto). Subject to approval of the shareholders of JPVF Balanced, the Board of Directors of JPVF has approved the proposed reorganization of JPVF Balanced into LVIP Managed.  The Reorganization will result in the liquidation and subsequent termination of JPVF Balanced. Shareholders should refer to Exhibit A for a full description of the Plan.

The Plan generally provides for the following:

•  the transfer in-kind of all of the assets of JPVF Balanced to LVIP Managed in exchange for Service Class shares of LVIP Managed;

•  the assumption by LVIP Managed of all of the liabilities of JPVF Balanced

•  the liquidation of JPVF Balanced by distribution of Service Class shares of LVIP Managed to JPVF Balanced Record Holders;

•  the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

If the Reorganization is approved, all of the assets of JPVF Balanced will be acquired by LVIP Managed. Shares of LVIP Managed will be distributed to each Record Holder in liquidation of JPVF Balanced, and JPVF Balanced will be terminated. Your Subaccount will then hold that number of full and fractional Service Class shares of LVIP Managed which has an aggregate net asset value equal to the aggregate net asset value of the JPVF Balanced previously held by your Subaccount.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, will be paid by The Lincoln National Life Insurance Company.  It is anticipated that following completion of the merger, a significant portion of the securities held by JPVF Balanced will be sold.  If such sales occur, the transaction costs to sell securities will be borne by the investment adviser to LVIP Managed to the extent that such costs exceed the benefit to the combined portfolio of the reduced expense ratio resulting from the Reorganization, and the transaction costs to reinvest the proceeds of such sales will be borne by LVIP Managed.  Thus, the costs of purchasing new securities are ultimately borne by the shareholders of LVIP Managed.

The Reorganization is expected to be completed after the close of business on April 27, 2007.

AFTER THE REORGANIZATION, WHAT SHARES OF LVIP MANAGED WILL BE ALLOCATED TO THE BALANCED SUBACCOUNT OF MY POLICY?

If shares of JPVF Balanced are allocated to the Balanced subaccount of your Policy, shares of Service Class of LVIP Managed will be allocated to that subaccount upon the effective date of the Reorganization.

The new shares will have the same total value as the shares of JPVF Balanced, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

COST SAVINGS: As of December 31, 2005,  the total operating expenses of the JPVF Balanced Portfolio was 0.77%, while the total operating expenses of the LVIP Managed Fund (Service Class) on a restated basis was 0.76%. On a pro forma basis after the Reorganization, the total operating expenses of the LVIP Managed Fund (Service Class shares) are expected to be .74%, which are less than those of JPVF Balanced.

OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by LVIP Managed because it will have a greater level of assets. As of June 30, 2006, the total net assets of the JPVF Balanced Portfolio were approximately $69 million, while the total net assets of the LVIP Managed Fund were approximately $519 million.

The Reorganization will not affect your Policy rights. The value of your Policy will remain the same immediately following the Reorganization. LVIP Managed will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law.  Each Insurance Company will keep the same separate account.  Your Policy values will be allocated to the same separate account and that separate account will invest in LVIP Managed after the Reorganization. After the Reorganization your Policy values will depend on the performance of LVIP Managed rather than that of JPVF Balanced.

LVIP Managed will declare and pay dividends from net investment income semi-annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. Like JPVF Balanced, these dividends and distributions will continue to be reinvested by your Insurance Company in additional Service Class shares of LVIP Managed.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

The Reorganization will not affect your right to purchase and redeem Policy cash values in Your Subaccount, to change among the Insurance Company’s separate account options, to annuitize, and to receive distributions as permitted by your Policy.  After the Reorganization, you will be able under your current Policy to allocate your

Policy cash values to Your Subaccount and the Insurance Companies will use such cash values to purchase additional Service Class shares of LVIP Managed.  For more information, see “Purchase and Redemption of Fund Shares”, “Exchange Privileges” and “Dividend Policy” below.

HOW DO THE PORTFOLIOS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES COMPARE?

The investment objective of JPVF Balanced is substantially similar to, and the investment strategies of JPVF Balanced are similar to, those of LVIP Managed. The investment objective of each Portfolio is fundamental, which means that it may be changed only with shareholder approval.

The following tables summarize the investment objectives and principal investment strategies of JPVF Balanced and LVIP Managed as set forth in their respective Prospectus and Statement of Additional Information.

JPVF BALANCED

Investment Objective: to seek reasonable current income and long-term capital growth, consistent with preservation of capital, by investing primarily in common stocks and fixed income securities.

Principal Investment Strategies:  The JPVF Balanced Portfolio pursues its objective by normally investing 60% to 70% of the Portfolio’s assets in equity securities and the remaining 30% to 40% in investment-grade bonds.  Changes between the two asset classes are made based on the portfolio manager’s a) long-term perspective, and b) assessment of business, economic and market projections.  On the equity side, the Portfolio seeks to identify large capitalization companies with a value orientation or out of favor growth stocks.  The Portfolio typically focuses on dividend-paying companies.

 Equity securities consist primarily of common stocks, but may also include warrants, preferred stocks, convertible securities and exchange traded funds (ETFs).  Fixed income securities include obligations of the US government and its agencies, investment grade corporate bonds, asset-backed securities and mortgage-backed securities.  The Portfolio may invest up to 15% of its assets in foreign equity and fixed income securities.  Generally, the foreign fixed income securities the Portfolio invests in are dollar denominated bonds issued by foreign governments and corporations.

LVIP MANAGED

Investment Objective:  maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

Principal Investment Strategies:  The LVIP Managed Fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities.  The fund’s investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund’s investment objective.  The fund continuously adjusts the mix of investments among the three categories in an effort to a) control the level of risk during changing economic and market conditions, and b) take advantage of the potential for greater returns in one category versus another.  The fund generally invests the largest amount in the equity category.  The fund may not invest more than 75% of its total assets in either the equity or the fixed-income categories, but may invest up to 100% of its assets in the money market category.

In the equity category, LVIP Managed primarily holds stocks of large-sized U.S. companies, but also invests in medium-sized U.S. companies and may invest up to 10% of the fund’s assets in small-sized U.S. companies. When selecting equity securities, LVIP Managed seeks to invest in companies believed to show growth potential that significantly exceeds the average expected growth rate of companies in the same industry, and believed to be undervalued in the market relative to the companies’ industry peers.  In the fixed-income category, the fund invests primarily in investment-grade U.S. corporate bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and mortgage-backed securities.  The fund may also hold a small amount of medium-grade U.S. corporate bonds, investment-grade foreign fixed income securities, and medium-grade debt issued by foreign corporations.  In the money market category, the fund holds short-term money market instruments rated in one of the top two credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp.

HOW DO THE PORTFOLIOS’ RISK FACTORS COMPARE?

The risk factors are substantially similar due to the similar investment objectives and similar investment strategies of JPVF Balanced and LVIP Managed. The risks of the LVIP Managed Fund are described in greater detail in the Fund’s Prospectus.

The main risk factors investing in the JPVF Balanced Portfolio are as follows:

• MARKET RISK – Prices of securities held may fall due to changing economic, political or market conditions, or other factors.  As a result, your investment may decline in value and you may lose money.

• INTEREST RATES - the value of bonds held as investment will vary with changes in interest rates.  As a result, the net asset value of shares will also fluctuate with changes in interest rates.

• CREDIT – Below investment-grade bonds are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

• FOREIGN INVESTMENTS – investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information.  Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject.  Changes in currency exchange rates could reduce gains or create losses.

The LVIP Managed Fund’s investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund’s shares depends on:

• the performance of each category; and
• the amount of the fund’s total assets invested in each category.

Accordingly, the value of the fund’s shares may be affected if:

• the securities in one of the categories do not perform as well as securities in the other categories;
• the fund invests large amounts in a category that does not perform as well as the other categories; and
• when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund’s stock investments and, therefore, the value of the fund’s shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund’s performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.  Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations’ credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer’s credit rating will cause the value of that issuer’s outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer’s future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund’s shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund’s income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund’s income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund’s shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund’s shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board’s monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer’s credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government’s imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund’s shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund’s money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund’s average portfolio maturity for the money market category is no greater than 90 days.

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio invests substantially all of its assets in debt securities, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio’s fixed income investments will affect the volatility of the Portfolio’s yield.

The value of debt securities is directly affected by an issuer’s ability to pay principal and interest on time. Since each Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HOW DO THE PORTFOLIOS’ FEES AND EXPENSES COMPARE?

JPVF Balanced offers one undesignated class of shares. LVIP Managed offers two classes of shares (Standard Class and Service Class). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled “LVIP Managed (Pro Forma)” shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JPVF Balanced and LVIP Managed set forth in the following tables and in the examples are based on the expenses for JPVF Balanced and LVIP Managed for the year ended December 31, 2005. The amounts for LVIP Managed (Service Class) have been restated to reflect a change in LVIPT’s expense allocation methodology. The amounts for Service Class shares of LVIP Managed (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Managed would have been for the year ended December 31, 2005 had the Reorganization taken place as of January 1, 2005.

The shares of JPVF Balanced and LVIP Managed are not charged any initial or deferred sales charge, or any other transaction fees. THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses (as of 12/31/05)

(expenses that are deducted from

Portfolio assets)

	JPVF	LVIP Managed	LVIP Managed (Service Class)
	Balanced	(Service Class)	Pro Forma

Management Fees	0.65%	0.40%	0.39%

Distribution and 12b-1 Fees	None	0.25%	0.25%

Other Expenses	0.12%	0.11%	0.10%

Total Annual Portfolio Operating Expenses	0.77%	0.76%	0.74%

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JPVF Balanced versus LVIP Managed and LVIP Managed (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES.  IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

EXAMPLES OF PORTFOLIO EXPENSES

JPVF BALANCED

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$79	$246	$428	$954

LVIP MANAGED (SERVICE CLASS)

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$78	$243	$422	$942

LVIP MANAGED (SERVICE CLASS PRO FORMA)

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$76	$237	$411	$918

HOW DO THE PORTFOLIOS’ PERFORMANCE RECORDS COMPARE?

The following charts show how the Service Class shares of LVIP Managed and the Standard Class shares of JPVF Balanced have performed in the past. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS  INVESTMENT VEHICLES.  IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss for the last ten calendar years of  JPVF Balanced, the last two years of Service Class shares of LVIP Managed, and the last ten calendar years of Standard Class shares of LVIP Managed.

These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio’s return has varied from year-to-year. These charts include the effects of Portfolio expenses. Standard Class shares of LVIP Managed are not subject to the 0.25% distribution fee to which the LVIP Managed Service Class shares are subject. Total return amounts are based on the last ten years for JPVF Balanced and LVIP Managed, which periods may have occurred before your Policy began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JPVF BALANCED

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
10.56%	16.33%	17.74%	22.26%	-1.45%	-4.29%	-6.36%	14.04%	9.61%	5.37%

High Quarter: 4th- 1999 + 16.36%
Low Quarter: 3rd - 1998 - 6.19%

LVIP MANAGED (SERVICE CLASS)

2005
4.23%

High Quarter: 2nd- 2005 + 2.64%
Low Quarter: 1st - 2005 - 1.46%

LVIP MANAGED (STANDARD CLASS)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
12.05%	21.83%	12.72%	7.72%	-1.41%	-1.58%	-11.08%	22.90%	10.00%	4.49%

High Quarter: 2nd- 2003 + 12.42%
Low Quarter: 3rd - 2002 - 9.95%

For a detailed discussion of the manner of calculating total return, please see each Portfolio’s Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about LVIP Managed is also contained in management’s discussion of the LVIP Managed Fund’s performance which appears in the most recent Semi-Annual Report of the LVIP relating to LVIP Managed.

WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATION?

JPVF Balanced Investment Adviser (JPIAC)

Jefferson Pilot Investment Advisory Corporation (JPIAC) is the investment adviser for JVPF Balanced.  It is responsible for overseeing the Fund’s subadvisers, including the Subadviser, and for making recommendations to the Fund’s Board of Directors relating to hiring and replacing the Fund’s subadvisers.

JPIAC, a registered investment adviser, is wholly-owned by Lincoln JPVF Holdings, L.P., which is wholly-owned by Lincoln National Corporation.  Prior to April 3, 2006, Jefferson Pilot Investment Advisory Corporation was wholly-owned by Jefferson-Pilot Corporation. JPIAC manages a family of investment portfolios sold primarily to separate accounts of Jefferson Pilot Insurance Companies and its affiliates to fund variable life insurance contracts and variable annuity contracts, with assets of approximately $1.2 billion as of June 30, 2006.  JPIAC is located at One Granite Place, Concord, New Hampshire 03301.

JPVF Balanced Subadviser

JPIAC has contracted with the Subadviser, Wellington Management Company, LLP (“Wellington”) to make the day-to-day investment decisions for JPVF Balanced.  Wellington has served as the Subadviser to JPVF Balanced since May 1, 2004.  Wellington is one of America’s oldest and largest independent investment counseling firms.  As of December 31, 2005, Wellington managed approximately $521 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington is located at 75 State Street, Boston, Massachusetts 02109.

LVIP Investment Adviser

Delaware Management Company (DMC) serves as the investment adviser for LVIP Managed.  As adviser, DMC makes the day-to-day investment decisions for LVIP Managed.

DMC is a series of Delaware Management Business Trust (DMBT), and is an indirect wholly-owned subsidiary of Lincoln National Corporation. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a subadviser.   DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the Funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Change in Investment Adviser and Subadviser Upon Reorganization

It is contemplated that upon consummation of the Reorganization, JPIAC will serve as Adviser to the Managed Fund, and DMC will serve as the Subadviser to the Managed Fund.  Shareholders of LVIP Managed are being asked in separate proxy materials to approve a new investment management agreement with JPIAC.  The new investment management agreement with JPIAC is expected to be on substantially the same terms as the current agreement between LVIP and DMC. The approval by the LVIP Managed Fund’s shareholders of the new investment management agreement is not contingent upon the approval of this Proposal 1 by shareholders of JPVF Balanced. Thus, to the extent that shareholders of LVIP Managed approve the new investment management agreement with JPIAC, JPIAC will serve as the investment adviser of LVIP Managed.

The JPVF Balanced and LVIP Managed SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in JPVF Balanced and LVIP Managed.  JPVF Balanced and LVIP Managed may have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same sub-advisers who manage JPVF Balanced and LVIP Managed. JPVF Balanced and LVIP Managed will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Funds, different fees, and different sizes.

WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

Management Fees

Current Fee Structure:  JPVF Balanced currently pays the Jefferson Pilot Investment Advisory Corporation a monthly investment advisory fee at the annual rate of 0.65% for the first $100 million of the Portfolio’s average daily net assets, 0.55% for the next $100 million, and 0.50% for amounts over $200 million.

Proposed Fee Structure:  Upon the effective date of the Reorganization, the LVIP Managed Fund’s current advisory fee structure will be adopted for the merged entity pursuant to the Investment Management agreement between JPIAC and LVIP.  This structure will provide that LVIP Managed will pay JPIAC a monthly investment advisory fee at the annual rate of 0.48% for the first $200 million of the Fund’s average daily net assets, 0.40% for the next $200 million, and 0.30% for amounts over $400 million.

As of June 30, 2006, assets in the Balanced Portfolio were approximately $68.6 million, while the assets in LVIP Managed were $519.1 million.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by JPIAC for providing advisory services to JPVF Balanced. JPVF Balanced does not pay a fee to the Subadviser.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

At an in-person meeting held on November 6, 2006, all of the Directors of the JPVF Balanced, including the Disinterested Directors, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of the Balanced Portfolio, and that the interests of existing shareholders of Balanced will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Directors evaluated extensive information provided by the management of Balanced and reviewed various factors about the Portfolios and the proposed Reorganization.  During their review of the proposed Reorganization, the JPVF Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of JPVF Balanced into Lincoln Managed, the Board considered the following factors:

•  LVIP Managed provides a similar investment objective as JPVF Balanced, at a reduced total expense

•  the relative asset sizes of JPVF Balanced ($68.6 million) and LVIP Managed ($519.1 million as of June 30, 2006), and the operational efficiencies that may result from participating in a larger portfolio

•  the terms and conditions of the Reorganization;

•  the fact that the Reorganization will not result in the dilution of shareholders’ interests;

•  the effect of the Reorganization on the Contract Owners and the value of their Contracts;

•   the fact that Lincoln National Life will bear the proxy-related expenses of the Reorganization, and that JPIAC will bear the transaction costs of selling such portfolio securities to the extent that such costs exceed the benefits resulting from the benefit to shareholders attributable to the reduced expense ratio resulting from the merger.  The costs of reinvestment of the proceeds of the sales of such portfolio securities will be borne by the merged portfolio.

•  the fact that LVIP Managed will assume all of the liabilities of Balanced;

•  the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes;

•  the alternatives available to shareholders of Balanced, including the ability to redeem their shares.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of JPVF Balanced concluded that the Reorganization would be in the best interests of the JPVF Balanced Portfolio and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JPVF Balanced for approval.

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust, including the Independent Trustees, have also approved the Plan on behalf of the Lincoln Managed Fund.

INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of JPVF Balanced will be acquired by LVIP Managed in exchange for Service Class shares of LVIP Managed and the assumption by LVIP Managed of all of the liabilities of JPVF Balanced after the close of business on April 27, 2007 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, JPVF Balanced will endeavor to discharge all of its known liabilities and obligations. JPVF Balanced will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the “Valuation Time”).

At or prior to the Closing Date, JPVF Balanced will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to JPVF Balanced’s Record Holders all of JPVF Balanced’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the JPVF Balanced’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Service Class shares of LVIP Managed to be received by the Record Holders of JPVF Balanced will be determined by multiplying the outstanding shares of JPVF Balanced by a factor which shall be computed by dividing the net asset value per share of the shares of JPVF Balanced by the net asset value per share of the Service Class shares of LVIP Managed. These computations will take place as of the Valuation Time.

The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Citibank, N.A., the custodian for JPVF Balanced, will compute the value of JPVF Balanced’s portfolio of securities, and Mellon Bank, N.A., custodian for LVIP Managed, will compute the value of LVIP Managed’s portfolio of securities.  The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of JPVF Balanced and LVIP Managed, respectively, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

As soon after the Closing Date as conveniently practicable, JPVF Balanced will exchange its assets for shares of LVIP Managed and assumption of the liabilities of JPVF Balanced, and JPVF Balanced will distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of LVIP Managed received by JPVF Balanced.  The distribution will be accomplished by the establishment of accounts in the names of JPVF Balanced’s Record Holders on LVIP Managed’s share records of its transfer agent.  Each account will represent the respective pro rata number of full and fractional shares of LVIP Managed due to JPVF Balanced’s Record Holders.  All issued and outstanding shares of JPVF Balanced will be canceled. The shares of LVIP Managed to be issued will have no preemptive or conversion rights and no share certificates will be issued.  After these distributions and the winding up of its affairs, JPVF Balanced will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by JPVF Balanced’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel.  Notwithstanding approval of JPVF Balanced’s shareholders, the Plan may be terminated (a) by the mutual agreement of JPVF Balanced and LVIP Managed; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, will be paid by The Lincoln National Life Insurance Company.  It is anticipated that following completion of the merger, a significant portion of the securities held by JPVF Balanced will be sold.  If such sales occur, the transaction costs to sell securities will be borne by the investment adviser to LVIP Managed to the extent that such costs exceed the benefit to the combined portfolio of the reduced expense ratio resulting from the Reorganization, and the transaction costs to reinvest the proceeds of such sales will be borne by LVIP Managed.  Thus the costs of purchasing new securities are ultimately borne by the shareholders of LVIP Managed.

If JPVF Balanced shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

Prior to or at the completion of the Reorganization, the JPVF Fund on behalf of its Portfolios (each described as “JPVF Portfolio”) and the Lincoln Trust on behalf of its Funds (each described as “Lincoln Fund”), will have received an opinion from the law firm of Dechert LLP that the Reorganization has been structured so that no gain or loss will be recognized by JPVF Portfolio, or their record holders for federal income tax purposes as a result of receiving shares of Lincoln Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Lincoln Fund that are received by the record holders of JPVF Portfolio will be the same as the holding period and aggregate tax basis of the shares of JPVF Portfolio previously held by such record holders, provided that such shares of JPVF Portfolio are held as capital assets. In addition, the holding periods and tax bases of the assets of JPVF Portfolio in the hands of Lincoln Fund as a result of the Reorganization will be the same as in the hands of JPVF Portfolio immediately prior to the Reorganization, and no gain or loss will be recognized by Lincoln Fund upon the receipt of the assets of JPVF Portfolio in exchange for shares of Lincoln Fund and the assumption by Lincoln Fund of JPVF Portfolio’s liabilities. Assuming each shareholder’s contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of either Reorganization.

For the purposes of this Federal Income Tax Section, “Record Holder” refers to the separate accounts through which the Insurance Companies own shares of JPVF Portfolio. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming each shareholder’s Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Lincoln Fund and JPVF Portfolio, as applicable, will receive an opinion from the law firm of Dechert LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

1) The transfer of all of the assets of JPVF Portfolio solely in exchange for shares of Lincoln Fund and the assumption by Lincoln Fund of the liabilities of JPVF Portfolio followed by the distribution of Lincoln Fund’s shares to the Record Holders of JPVF Portfolio in dissolution and liquidation of JPVF Portfolio, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Lincoln Fund and JPVF Portfolio will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

2) No gain or loss will be recognized by Lincoln Fund upon the receipt of the assets of JPVF Portfolio solely in exchange for the shares of Lincoln Fund and the assumption by Lincoln Fund of the liabilities of JPVF Portfolio;

3) No gain or loss will be recognized by JPVF Portfolio on the transfer of its assets to Lincoln Fund in exchange for Lincoln Fund’s shares and the assumption by Lincoln Fund of the liabilities of JPVF Portfolio or upon the distribution (whether actual or constructive) of Lincoln Fund’s shares to JPVF Portfolio’s Record Holders in exchange for their shares of JPVF Portfolio;

4) No gain or loss will be recognized by JPVF Portfolio’s Record Holders upon the exchange of their shares of JPVF Portfolio for shares of Lincoln Fund in liquidation of JPVF Portfolio;

5) The aggregate tax basis of the shares of Lincoln Fund received by each Record Holder of JPVF Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of JPVF Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Lincoln Fund received by each Record Holder of JPVF Portfolio will include the period during which the shares of JPVF Portfolio exchanged therefore were held by such Record Holder (provided that the shares of JPVF Portfolio were held as a capital asset on the date of the Reorganization);

6) The tax basis of the assets of JPVF Portfolio acquired by Lincoln Fund will be the same as the tax basis of such assets to JPVF Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of Lincoln Fund will include the period during which the assets were held by JPVF Portfolio; and

7) Lincoln Fund will succeed to and take into account capital loss carryovers, if any, of JPVF Portfolio described in Section 381(c) of the Code.  Lincoln Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a Record Holder of JPVF Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its portfolio shares and the fair market value of the shares of Lincoln Fund it received.  JPVF Portfolio’s utilization after the Reorganization of any pre-Reorganization losses realized by JPVF Portfolio to offset gains realized by Lincoln Fund could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

The following table sets forth the capitalization of JPVF Balanced and  LVIP Managed as of 6/30/06, and the capitalization of LVIP Managed on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately        Service Class shares of LVIP Managed for each share of JPVF Balanced.

 CAPITALIZATION OF JPVF BALANCED, LVIP MANAGED AND LVIP MANAGED (PRO FORMA)*

	JPVF	LVIP MANAGED	LVIP MANAGED	LVIP MANAGED SERVICE CLASS	LVIP MANAGED
	BALANCED	(SERVICE CLASS)	STANDARD CLASS	(PRO FORMA)	Total Shares
Net Assets	$	$	$	$	$

Net Asset Value Per Share	$	$	$	$	$

Number of Shares Outstanding

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

LVIP mainly sells shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of LVIP Managed reflected in the calculation of (and therefore reduce) the net asset value of LVIP Managed and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. LVIP Managed currently does not, and has no plans to, offer shares to separate accounts of insurers other than those which are direct or indirect subsidiaries of Lincoln National; however, if approved by the Board of Trustees of LVIP Managed, such shares may be offered to separate accounts of insurers which are not direct or indirect subsidiaries of Lincoln National.

The Lincoln National Life Insurance Company (“LNL”) serves as the distributor for the Trust’s shares. Under Distribution Agreements with the Trust, LNL serves as the general distributor of shares of each class of the Trust’s series, including LVIP Managed, which are sold at the net asset value of such class without any sales charge. The offering of LVIP Managed’s shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate LNL to sell a specific number of shares.

LVIP Managed is authorized to issue two classes of shares: Standard Class and Service Class. JPVF Balanced currently offers only one undesignated class of shares.  In the proposed Reorganization, shareholders of JPVF Balanced will receive Service Class shares of LVIP Managed. Service Class shares are sold at net asset value without any initial or deferred sales charges but are subject to distribution-related or shareholder servicing-related fees.  A Rule 12b-1 plan has been adopted for the Service Class shares of LVIP Managed.  Further details about the 12b-1 plan and the fees which are deducted from the assets of LVIP Managed Service Class are discussed below under “Rule 12b-1 plan”.  JPVF Balanced has not adopted a Rule 12b-1 plan, and, therefore, no such fees have been deducted from the assets of JPVF Balanced.

In connection with the Reorganization, no sales charges will be imposed.  Certain sales or other charges may be imposed by the Contracts for which LVIP Managed serves as an investment vehicle.  More detailed descriptions of the Service Class shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to LVIP Managed.

RULE 12b-1 PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Lincoln Trust has adopted a distribution and service plan (the “Plan”) for the Service Class shares of the Managed Fund, and other series of the Lincoln Trust.  The Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their variable contracts.  The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares.  The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses, advertisements, education of contract owners or dealers and their representatives, and other distribution-related expenses.  Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for, among other things, service fees as defined under the NASD rules, furnishing personal services or such other enhanced services as the Trust or a variable contract may require, or maintaining customer accounts and records.

For the noted services, the Plan authorizes each fund to pay to Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the “Plan fee”) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of such fund, as compensation or reimbursement for services rendered and/or expenses borne.  The Plan Fee is currently 0.25%.  The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time.  The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne.  A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No “interested person” or independent trustee of the Trust had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of the Trust, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Lincoln Trust fund, including the Growth and Income Fund.  Each year, the Lincoln trustees must make this determination for the Plan to be continued.

For the fiscal year ended December 31, 2005, the total amount of distribution related expenses paid by the Service Class shares of LVIP Managed was approximately $1,521.

PURCHASE AND REDEMPTION OF FUND SHARES

The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of JPVF Balanced or LVIP Managed. No fee is charge by JPVF Balanced or LVIP Managed for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for purchasing a Contract or redeeming your interest in a Contract. JPVF Balanced and LVIP Managed buy and sell shares at net asset value per share of the JPVF Balanced and LVIP Managed  for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

The Insurance Companies place orders for the purchase or redemption of shares of JPVF Balanced and LVIP Managed based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for JPVF Balanced or LVIP Managed determined on the close of business on that same date, without the imposition of any sales commission or redemption charge. The Insurance Companies use this net asset value to calculate the value of your interest in your Contract.

DETERMINATION OF NET ASSET VALUE

Determination of Net Asset Value

The net asset value (NAV) of the shares of each Portfolio of the JPVF Fund and each Fund of the LVIP Trust are both determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time), generally on each day during which the New York Stock Exchange is open for trading.

For the JPVF Fund, an equity security is valued at the closing sale price, or if no sale took place, the bid price at the close of trading is used. For the LVIP Trust, the closing sale price is also used, however, if no sale took place, the Trust uses the average of readily available closings bid and asked prices on exchanges or over-the-counter.

The JPVF Fund and LVIP Trust both fair value securities for which market quotations are not readily available, at their fair value as determined in good faith by the Board of Directors of the Fund. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

Both the JPVF Fund and LVIP Trust value short-term debt securities having remaining maturities of 60 days or less on an amortized cost basis. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

The JPVF Fund values long-term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from independent bond pricing services. JP Fund values long-term publicly traded corporate bonds at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.  The LVIP Trust values all debt securities with maturities of greater than sixty days at the price established by an independent pricing service.

EXCHANGE PRIVILEGE

The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by either JPVF Balanced or LVIP Managed.

DIVIDEND POLICY

JPVF Balanced and LVIP Managed declare and distribute their dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts, and not to you, the Policy Owner. JPVF Balanced normally distributes dividends on an annual basis, while LVIP Managed distributes dividends on a semi-annual basis. These distributions are in the form of additional shares of stock and, with respect to JPVF Balanced, at the request of the shareholders, these distributions can be made in cash.  The result is that a Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts.  All net realized long-term capital gains of JPVF Balanced and LVIP Managed, if any, are declared and distributed once a year and reinvested in additional shares.

Both JPVF Balanced and LVIP Managed have qualified, and LVIP Managed intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a regulated investment company must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as a regulated investment company distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that regulated investment company will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

MORE INFORMATION ABOUT THE FUNDS

Management of the Funds

The business and affairs of JPVF Balanced and LVIP Managed are managed under the direction of the JPVF Board of Directors and LVIP Board of Trustees, respectively.  The respective Boards have the power to amend the bylaws, declare and pay dividends, and to exercise all powers except those granted to the shareholders.

Manager of Managers.

LVIP has obtained an exemptive order from the SEC that will permit it to operate under a “manager of managers” structure. JPVF and JPIAC currently operate under this structure.  The “manager of managers” structure will allow JPIAC, without shareholder approval, to replace or add Subadvisers and to enter into subadvisory agreements with those subadvisers upon approval of the LVIP Board of Trustees.  The relief provided by the exemptive order is subject to certain conditions.  For example, within sixty days of the hiring of any new subadviser or the implementation of any proposed material change to a subadvisory agreement, shareholders will be furnished all information that would be included in a proxy statement regarding the new subadviser or subadvisory agreement.  Moreover, JPIAC will not enter into a subadvisory agreement with an affiliated subadviser without shareholder approval.  JPIAC WILL HAVE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO EMPLOYING SUBADVISERS DUE TO ITS RESPONSIBILITY TO OVERSEE SUBADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

Market Timing

Frequent, large, or short-term transfers among the Funds, such as those associated with “market timing” transactions, may adversely affect the LVIP Funds and their investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs of the Funds, and as a result, the Funds discourage such trading activity. As an effort to protect our Fund investors and the Funds from potentially harmful trading activity, LVIP utilizes certain market timing policies and procedures that have been approved by the Funds’ Board of Trustees (the “Market Timing Procedures”).  The Market Timing Procedures are designed to detect and prevent such transfer activity among the Funds and other mutual funds supporting the insurance contracts, that may adversely affect Fund investors.  LVIP’s Market Timing Procedures are substantially similar to the policies and procedures adopted by the JPVF Board of Directors.

Each LVIP Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor.  A Fund will exercise this right if, among other things, the Fund identifies an investor as a “market timer” under the Market Timing Procedures.

While the LVIP Funds have Market Timing Procedures, the Funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the Funds in separate accounts to support the insurance contracts. The Funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the Funds. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients’ transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a Fund.  Therefore, the ability of each Fund to detect market timing practices with respect to shares held through omnibus arrangements is limited.  Nevertheless, the Funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the Funds review periodic trade reports for unusual activity that may be suggestive of market timing.  The Funds maintain guidelines for assessing unusual activity based upon a variety of factors.  Upon the identification of potential market timing, the Fund contacts the applicable insurance company. If the Fund and the insurance company identify the contract holder as a “market timer,” the insurance company will follow its procedures for restricting the contract holder’s trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection.  Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations.  The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the Funds will be able to identify possible market timing activity or that market timing will not occur in the Funds.  If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Funds.  This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers).  We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing.  Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the JPVF and LVIP policies and procedures with respect to the disclosure of portfolio holdings information is available in each funds’ respective Statement of Additional Information.

Distributions and Federal Income Tax Considerations

LVIP’s tax policy is similar to JPVF’s with respect to the distribution of investment income.  It is LVIP’s policy to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional LVIP Managed shares of the same class of LVIP Managed at no charge.

Since all the shares of LVIP Managed are owned directly or indirectly by Lincoln Life and Lincoln New York, this Proxy Statement/Prospectus does not discuss the federal income tax consequences at the shareholder level.  For information concerning the federal income tax consequences to Contract Owners, see the prospectus for the variable account.

Certain Management Considerations

LVIP Managed may accept investments from the Lincoln Profile Funds, separate investment series of the Trust that operate as “fund of funds.”  From time to time, LVIP Managed may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the LVIP Managed Fund’s portfolio management.  For example, the LVIP Managed may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws, and applicable Delaware law. The operations of JPVF Balanced are governed by its Articles of Incorporation and By-Laws and applicable Maryland law.  The Articles of Incorporation is referred to in this Prospectus/Proxy Statement as the

“The Articles”.  As discussed below, certain of the differences between JPVF Balanced and the Trust derive from provisions of the Trust’s Declaration of Trust and By-Laws.  Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the JPVF Articles of Incorporation and By-Laws, and the LVIP Agreement and Declaration of Trust and By-Laws, without charge, upon request to JPVF or LVIP at the address set forth in this proxy statement.

FORM OF ORGANIZATION

As noted above, the Fund is organized as a Maryland corporation, and LVIP is organized as a Delaware statutory business trust. The Fund and LVIP are both open-end management investment companies registered with the SEC under the 1940 Act and are organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act.  The series of the Fund consist of JPVF Balanced and other series of various asset classes.  The series of LVIP consist of LVIP Managed and other series of various asset classes.  Both the Fund and LVIP currently offer shares primarily to insurance company separate accounts to serve as investment vehicles for variable annuity and variable life insurance policies.

CAPITALIZATION

The beneficial interests in JPVF Balanced are represented by $1 billion shares of par value of one cent ($.01) per share. The beneficial interests in the JPVF Fund are represented by $20 billion common shares with a par value of one cent ($.01) each, of one or more series. The Articles of the Fund permit the Directors to change the designations of any class and to increase or decrease the number of shares of any class and to decrease the number of shares of any class without shareholder approval.

Shares of JPVF Balanced are each offered in one class and represent an equal proportionate interest in the Portfolio. Shares of Lincoln Managed will be offered in two classes (Standard Class and Service Class). Shares of the classes of Managed will represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

Under Maryland corporate law, it is well settled that shareholders of the Jefferson Pilot Variable Fund, Inc. are not personally liable for the acts or obligations of the corporation.

Delaware statutory trust law provides that shareholders of the Lincoln Variable Insurance Products Trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation.  However, it is less settled whether the courts of all states will give effect to this statutory limitation of liability with respect to Delaware business trusts.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Neither the Trust on behalf of LVIP Managed nor JPVF Balanced is required to hold annual meetings of shareholders. However, in the case of the JPVF Fund, an annual meeting is not required in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, and in the case of the Lincoln Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Lincoln Fund or the Trust, as applicable. Neither the Lincoln Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Trust require an annual meeting of shareholders only in year in which shareholder action is needed on the election of Trustees. The JPVF Fund’s and Lincoln Trust’s By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Trustees, the chairperson of the Board or by the president of the Trust. Cumulative voting is not permitted in the election of the Trustees of the Trust. Like shareholders of the Fund, shareholders of the Trust are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

In respect to the Trust, except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, thirty-three and one-third percent (33 1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting.  When any one or more series or classes is required to vote as a single series (or class) separate from any other shares, thirty-three and one-third percent (33⅓%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholders’ meeting of such series or class. Except when a larger vote is required by any provision of the Declaration of Trust or the Bylaws or by applicable law, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality of the shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires, or the Trustees of the Trust, in their sole discretion determine, that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the shares of that series (or class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series (or class) is concerned.

In respect to the JPVF Fund, at all meetings of the stockholders, the holders of a majority of the shares of stock of the Fund entitled to vote at the meeting, present in person or by proxy, constitute a quorum for the transaction of any business.  In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting to a date not more than 120 days after the original record date until the holders of the requisite amount of shares of stock shall be persent.

LIQUIDATION

In the event of liquidation of the Trust, the shareholders of each of the Trust’s series that has been established and designated, including of Lincoln Managed, shall be entitled to receive, as a group, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the shareholders of any particular series that has but a single class of outstanding shares will be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Trust. Any assets not readily identifiable as belonging to any particular series will be allocated by or under the supervision of the Trustees to and among any one or more of the series established and designated. Any such allocation by the Trustees is conclusive and binding for all purposed. In the event of the liquidation of the fund, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

Pursuant to Delaware law and its By-Laws, the Trust shall indemnify current and former Trustees and officers of the Trust to the extent permitted or required by Delaware law, provided, however, that other than for Trustees and except as specifically required by Delaware law, the Trust is required to indemnify or advance expenses only to the extent specifically outlined in the Declaration of Trust and By-Laws.

Pursuant to the JPVF Fund’s By-Laws, the Fund shall indemnify or advance any expenses to current and former Directors and officers of the Fund to the extent permitted or required by Maryland law.  However, the Fund shall only be required to indemnify or advance expenses to a person, other than a Director, to the extent specifically approved by resolution adopted by the Fund’s Board of Directors.

Under both the JPVF Fund’s and Lincoln Trust’s By-Laws, no indemnification or advance payment of expenses is provided to Directors/Trustees or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund/Trust will not advance payment of legal expenses to a Director/Trustee or officer unless the /DirectorTrustee or officer undertakes to repay the advance unless (A) it is determined that such Director/Trustee or officer is entitled to the indemnification, and (B) (i) the Director/Trustee or officer provides a security for the undertaking, (ii) the Fund/Trust is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors/Trustees, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

The foregoing is only a summary of certain characteristics of the operations of the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of JPVF Balanced in connection with a solicitation of voting instructions by the Directors of JPVF Balanced, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 15, 2007, at the offices of the Fund at One Granite Place, Concord, New Hampshire 03301 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of JPVF Balanced on or about January 8, 2007.

The Board of Directors of JPVF Balanced has fixed the close of business on December 15, 2006 as the record date (the “Record Date”) for determining the shareholders of JPVF Balanced entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of JPVF Balanced, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of JPVF Balanced. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of JPVF Balanced in accordance with voting instructions received on a timely basis from Contract Owners.  In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

The number of shares as to which voting instructions may be given by a Contract Owner of a Contract is determined by the number of full and fractional shares of JPVF Balanced held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of JPVF Balanced is entitled to one vote and any fractional share is entitled to a fractional vote.

Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

Approval of the Reorganization will require the affirmative vote of at least majority of the holders of the outstanding shares of JPVF Balanced entitled to vote cast at a shareholders’ meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of a majority of the total number of shares of JPVF Balanced then outstanding and entitled to vote at any shareholders’ meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of JPVF Balanced were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Fund.

Voting instructions solicitations will be made primarily by mail, but beginning on or about February 1, 2007 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Insurance Companies, their affiliates or other representatives of JPVF Balanced (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by MIS (an ADP company), JPVF Balanced’s proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $          ) will be paid by the Insurance Companies.

If shareholders of JPVF Balanced do not vote to approve the Reorganization, the Directors of JPVF Balanced will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of JPVF Balanced who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

JPVF Balanced does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of JPVF Balanced at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by JPVF Balanced in a reasonable period of time prior to that meeting.

The votes of the shareholders of LVIP Managed are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

The Record Holders of JPVF Balanced at the close of business on December 15, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of JPVF Balanced owned as of the Record Date. As of the Record Date, the total number of shares of JPVF Balanced outstanding and entitled to vote was                      .

As of December 15, 2006, the officers and Trustees/Directors of JPVF Balanced and the Fund beneficially owned as a group less than     % of the outstanding shares of JPVF Balanced.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On December 15, 2006, to the knowledge of the Directors and management of JPVF Balanced, the Insurance Companies and their respective separate accounts collectively owned of record 100% of the shares of JPVF Balanced. (See Exhibit B for a list of record holders of JPVF Balanced.)

Each Insurance Company has advised JPVF Balanced that at December 15, 2006 there were no beneficial owners of shares of JPVF Balanced which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of JPVF Balanced.

As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of LVIP Managed were owned by separate accounts of The Lincoln National Life Insurance Company (“LNL”) and Lincoln Life & Annuity Company of New York (“LLANY”) (wholly-owned indirect subsidiaries of Lincoln National). Therefore, as of the date of this Prospectus/Proxy Statement, LNL and LLANY were each presumed to be in control (as that term is defined in the 1940 Act) of LVIP Managed and LVIP.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the JPVF Balanced and LVIP Managed for the fiscal years ended December 31, 2005, contained in the 2005 Annual Reports to Shareholders, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as stated in their reports dated February 10, 2006, which are incorporated herein by reference, and have been so incorporated in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the participation of JPVF Balanced in the Reorganization will be passed upon by Craig D. Moreshead, Esq., Senioor Counsel of the Jefferson Pilot Insurance Companies.

Certain legal matters concerning the issuance of shares of LVIP Managed will be passed upon by Colleen Tonn, Esq,  Senior Counsel, of Lincoln National.

ADDITIONAL INFORMATION

JPVF Balanced and JPVF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. or may be obtained,upon the payment of a duplicating fee by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

OTHER BUSINESS

The Directors of JPVF Balanced do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF JPVF BALANCED RECOMMEND APPROVAL OF THE PLAN  AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

January 15, 2007

EXHIBIT A

Plan of Reorganization

THIS PLAN OF REORGANIZATION dated as of                 , 2007, is by and between certain series of Funds of the Jefferson Pilot Variable Fund, Inc. (the “Acquired Corporation”) and certain series of Funds of the Lincoln Variable Insurance Products Trust (the “Acquiring Trust”).

The Acquired Corporation is a corporation organized and existing under the laws of the State of Maryland.  The Acquired Corporation was incorporated in October 19, 1984, and has $20 billion authorized shares with a par value of one (1) cent per share.  The Acquired Corporation owns no interest in land in Maryland.  The Acquired Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company.  It is comprised of fourteen series.

The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware.  The Acquiring Trust was formed on February 1, 2003, and has an authorized unlimited number of shares of beneficial interest with no par value.  The Acquiring Trust owns no interest in land in Delaware.  The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.  It is comprised of eighteen series.

Certain Funds (each an “Acquired Fund”) will be reorganized into certain other Funds (each an “Acquiring Fund”).  The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund (a series of the Acquired Corporation)	Corresponding Acquiring Fund (a series of the Acquiring Trust)
JPVF Balanced Portfolio	Lincoln VIP Managed Fund

Jefferson Pilot Investment Advisory Corporation is the investment adviser to the Acquired Funds.  It is registered as an investment adviser under the Investment Advisers Act of 1940.

Delaware Management Company, a series of Delaware Management Business Trust, is the investment adviser to the Acquiring Funds.  It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Directors of the Acquired Corporation has determined that it is in the best interests of the Acquired Corporation, the Acquired Funds, and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The Board of Trustees of the Acquiring Trust has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, and the stockholders and beneficial owners of the

Acquiring Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”).

ARTICLE  I

The Effective Time

The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Boards or the appropriate officers of the Acquired Corporation and the Acquiring Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Boards (or appropriate officers acting under the authority of the Boards), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease.  The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund.  Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund (“Acquired Fund Shares”) shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund (“Acquiring Fund Shares”).

ARTICLE  II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class.  The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m.  Eastern Standard Time on the day of the Effective Time.  The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund’s and Acquiring Fund’s respective current Form N-lA registration statements and valuation procedures then in effect.  In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE  III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund’s Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval.  Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund’s Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1.                                       The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(  ) of the Code;

2.                                       No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3.                                       The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4.                                       The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5.                                       No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6.                                       No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7.                                       The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8.                                       The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE  IV

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization.  The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds’ proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings.  However, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be shared by the Acquiring Funds and the Lincoln National Life Insurance Company in accordance with a methodology approved by the respective Boards.

ARTICLE  V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by either Board (or appropriate officers of either Board) or be abandoned.  In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Acquired Corporation, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Maryland.

JEFFERSON PILOT VARIABLE FUND, INC.
on behalf of the Acquired Funds

By:

[Title]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
on behalf of the Acquiring Funds

By:

[Title]

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 8, 2007

JEFFERSON PILOT VARIABLE FUND, INC.

ONE GRANITE PLACE

CONCORD, NEW HAMPSHIRE 03301

This Statement of Additional Information relates to a transaction whereby all of the assets and liabilities of the Balanced Portfolio (“JPVF Balanced”) of Jefferson Pilot Variable Fund, Inc. (“Fund”) will be transferred to the Managed Fund (“LVIP Managed”) of the Lincoln Variable Insurance Products Trust (“LVIP”) in exchange for Service Class shares of LVIP Managed.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated January 8, 2007 for the Special Meeting of Shareholders of JPVF Balanced to be held on March 15, 2007. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPVF at 1-800-258-3648 (outside New Hampshire) and 800-322-0235 (inside New Hampshire).

Further information about the JPVF Balanced and about LVIP Managed is contained in the Statement of Additional Information (“SAI”) for the JPVF and LVIPT, respectively, dated May 1, 2006, which is incorporated herein by reference.  Copies of the SAI for JPVF may be obtained by written request to the address above or by calling 1-800-248-3648 (outside New Hampshire) and 800-322-0235 (inside New Hampshire)..  Copies of the SAI for LVIP may be obtained by writing to LVIP at 1300 South Clinton Street, Fort Wayne, Indiana 46801 or by calling 1-800-4LINCOLN (454-6265)

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents

GENERAL INFORMATION
BUSINESS HISTORY
FINANCIAL STATEMENTS

GENERAL INFORMATION

The Shareholders of the JPVF Balanced are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the “Agreement”), whereby the assets and liabilities of JPVF Balanced will be transferred to LVIP Managed, a series of the LVIPT, in exchange for shares of LVIP Managed, and the assumption by LVIP Managed of the liabilities of JPVF Balanced.

A Special Meeting of Shareholders of JPVF Balanced to consider the proposal and the related transaction will be held at One Granite Place, Concord, New Hampshire 03301 on March 15 15, 2007 at 10:00 A.M. (Eastern time).  For further information about the transaction, see the Combined

Prospectus/Proxy Statement.

The following documents are incorporated by reference into this Statement of Additional Information:

(1)             The Statement of Additional Information of JPVF dated May 1, 2006.

(2)             The Statement of Additional Information of LVIP dated May 1, 2006.

(3)             The audited financial statements and related reports of the independent registered public accounting firm included in the Annual Reports to Shareholders of JPVF for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(4)             The audited financial statements and related reports of the independent registered public accounting firm included in the Annual Reports to Shareholders of LVIP for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(5)             The unaudited financial statements included in the Semi-Annual Reports to Shareholders of JPVF at and for the six months ended June 30, 2006.  No other parts of the Semi-Annual Reports are incorporated herein by reference.

(6)             The unaudited financial statements included in the Semi-Annual Reports to Shareholders of LVIP at and for the six months ended June 30, 2006.  No other parts of the Annual Reports are incorporated herein by reference.

This Statement of Additional Information consists of this cover page and the documents described above.

FINANCIAL STATEMENTS

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the JPVF Balanced and LVIP Managed at and for the twelve-month period ended June 30, 2006, and have been derived from unaudited financial statements for JPVF Balanced and LVIP Managed for the period ended June 30, 2006.

The financial statements of JPVF and JPVF Balanced contained in the JPVF’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for JPVF. This annual report, as well as the most recent semi-annual report of JPVF, which contains unaudited financial statements of JPVF and JPVF Balanced at and for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-258-3648.

The financial statements of LVIP Managed contained in LVIP’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for LVIP. This annual report, as well as the most recent semi-annual report of LVIP, which contains unaudited financial statements of LVIP Managed for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-4LINCOLN (454-6265).

The financial statements of JPVF Balanced and LVIP Managed contained in the December 31, 2005 annual reports and the June 30, 2006 semi-annual reports of JPVF and LVIP, respectively, are incorporated herein by reference to the Forms N-CSR filed by JPVF on February 27, 2006 and N-CSRS on August 25, 2006 and the Forms N-CSR filed by LVIP on March 6, 2006 and N-CSRS on August 28, 2006, and will be provided to Contract Owners requesting this SAI. No parts of such annual and semi-annual reports other than the financial statements are incorporated by reference herein. JPVF and LVIP expect that annual reports to shareholders for the period ending December 31, 2006 will be available in late February 2007.

Projected (pro forma) financial information reflecting the combined accounts of the JPVF Balanced and LVIP Managed is also included in this SAI, because the net asset value of JPVF Balanced as of September 30, 2006 exceeded 10% of the net asset value of LVIP Managed as of that date.

Lincoln VIP Trust - Managed Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total
	Investments						Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund			Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value		Par/Shares	Market Value

Common Stock	61.96%
Basic Materials	3.11%
†AK Steel Holding		29,300	$405,219	0	$0		29,300	$405,219
Alcoa		0	0	23,500	760,460	#	23,500	760,460
Bunge Limited		0	0	6,900	346,725	#	6,900	346,725
*Cameco		0	0	11,200	447,664	#	11,200	447,664
†Century Aluminum		10,000	356,900	0	0		10,000	356,900
Chesapeake		12,800	210,048	0	0		12,800	210,048
Cytec Industries		7,500	402,450	0	0		7,500	402,450
Dow Chemical		68,000	2,654,040	0	0		68,000	2,654,040
*duPont (E.I.) deNemours		52,100	2,167,360	19,800	823,680		71,900	2,991,040
Ferro		13,000	207,480	0	0		13,000	207,480
FMC		5,800	373,462	0	0		5,800	373,462
Freeport-McMoRan Copper & Gold Class B		27,600	1,529,316	0	0		27,600	1,529,316
Georgia Gulf		8,700	217,674	0	0		8,700	217,674
*International Paper		0	0	10,300	332,690	#	10,300	332,690
Lubrizol		32,700	1,303,095	0	0		32,700	1,303,095
Newmont Mining		0	0	4,500	238,185	#	4,500	238,185
†NS Group		10,200	561,816	0	0		10,200	561,816
†PolyOne		41,600	365,248	0	0		41,600	365,248
Rio Tinto ADR		0	0	1,600	335,536	#	1,600	335,536
Steel Dynamics		22,596	1,485,461	0	0		22,596	1,485,461
United States Steel		35,600	2,496,272	0	0		35,600	2,496,272
Wausau Paper		17,900	222,855	0	0		17,900	222,855
Weyerhaeuser		0	0	12,500	778,125	#	12,500	778,125
Worthington Industries		11,900	249,305	0	0		11,900	249,305
			15,208,001		4,063,065			19,271,066
Business Services	1.08%
Administaff		9,800	350,938	0	0		9,800	350,938
†Armor Holdings		7,700	422,191	0	0		7,700	422,191
Healthcare Services Group		14,300	299,585	0	0		14,300	299,585
†Kforce		22,200	343,878	0	0		22,200	343,878
†Labor Ready		15,100	342,015	0	0		15,100	342,015
Manpower		19,700	1,272,620	0	0		19,700	1,272,620
McGrath RentCorp		11,500	319,815	0	0		11,500	319,815
Pitney Bowes		0	0	8,600	355,180		8,600	355,180
Republic Services Class A		27,300	1,101,282	0	0		27,300	1,101,282
†TeleTech Holdings		24,300	307,638	0	0		24,300	307,638
UniFirst		8,300	286,350	0	0		8,300	286,350
†United Stationers		6,500	320,580	0	0		6,500	320,580

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Waste Management		0	0	14,810	531,383	14,810	531,383
*†Xerox		0	0	30,100	418,691	30,100	418,691
			5,366,892		1,305,254		6,672,146

Capital Goods	5.45%
Acuity Brands		8,400	326,844	0	0	8,400	326,844
†AGCO		13,500	355,320	0	0	13,500	355,320
American Standard		0	0	8,600	372,122	8,600	372,122
Applied Industrial Technologies		9,300	226,083	0	0	9,300	226,083
*Avery Dennison		0	0	6,600	383,196	6,600	383,196
Barnes Group		17,400	347,130	0	0	17,400	347,130
Briggs & Stratton		6,200	192,882	0	0	6,200	192,882
Caterpillar		44,000	3,277,120	0	0	44,000	3,277,120
Crane		8,300	345,280	0	0	8,300	345,280
Cummins		14,700	1,797,075	0	0	14,700	1,797,075
Deere & Company		0	0	8,700	726,363	8,700	726,363
DRS Technologies		6,500	316,875	0	0	6,500	316,875
General Electric		207,900	6,852,384	41,800	1,377,728	249,700	8,230,112
†Genlyte Group		5,700	412,851	0	0	5,700	412,851
Goodrich (B.F.)		48,800	1,966,152	0	0	48,800	1,966,152
†Grant Prideco		58,700	2,626,825	0	0	58,700	2,626,825
Illinois Tool Works		0	0	7,400	351,500	7,400	351,500
†Innovative Solutions & Support		17,700	248,862	0	0	17,700	248,862
†Kadant		11,900	273,700	0	0	11,900	273,700
Lawson Products		7,000	275,940	0	0	7,000	275,940
Lincoln Electric Holdings		6,500	407,225	0	0	6,500	407,225
LSI Industries		14,200	241,258	0	0	14,200	241,258
Lufkin Industries		6,500	386,295	0	0	6,500	386,295
Manitowoc		11,100	493,950	0	0	11,100	493,950
Northrop Grumman		30,300	1,941,018	0	0	30,300	1,941,018
†Orbital Sciences		27,000	435,780	0	0	27,000	435,780
Parker Hannifin		0	0	5,500	426,800	5,500	426,800
†Rofin-Sinar Technologies		6,000	344,820	0	0	6,000	344,820
Textron		31,400	2,894,452	0	0	31,400	2,894,452
United Technologies		43,500	2,758,770	0	0	43,500	2,758,770
†URS		8,100	340,200	0	0	8,100	340,200
			30,085,091		3,637,709		33,722,800
Communication Services	1.36%
*AT&T		0	0	55,700	1,553,473	55,700	1,553,473
Sprint Nextel		111,100	2,220,889	22,100	441,779	133,200	2,662,668
Verizon Communications		112,100	3,754,229	13,900	465,511	126,000	4,219,740
			5,975,118		2,460,763		8,435,881

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Consumer Discretionary	3.24%
Abercrombie & Fitch Class A		29,000	1,607,470	0	0	29,000	1,607,470
Best Buy		32,200	1,765,848	0	0	32,200	1,765,848
†Charming Shoppes		38,800	436,112	0	0	38,800	436,112
†Children’s Place		6,100	366,305	0	0	6,100	366,305
†Coach		64,000	1,913,600	0	0	64,000	1,913,600
Family Dollar Stores		0	0	8,900	217,427	8,900	217,427
Federated Department Stores		33,000	1,207,800	0	0	33,000	1,207,800
Gap		87,700	1,525,980	0	0	87,700	1,525,980
†Guitar Center		7,800	346,866	0	0	7,800	346,866
Home Depot		93,000	3,328,470	0	0	93,000	3,328,470
†Jos A Bank Clothiers		9,450	226,422	0	0	9,450	226,422
Limited Brands		0	0	8,400	214,956	8,400	214,956
NIKE		21,500	1,741,500	0	0	21,500	1,741,500
†Pacific Sunwear of California		16,800	301,224	0	0	16,800	301,224
Phillips-Van Heusen		10,000	381,600	0	0	10,000	381,600
†Quiksilver		26,400	321,552	0	0	26,400	321,552
Stage Stores		13,900	458,700	0	0	13,900	458,700
Stride Rite		23,400	308,646	0	0	23,400	308,646
†True Religion Apparel		13,200	233,640	0	0	13,200	233,640
†Urban Outfitters		94,100	1,645,809	0	0	94,100	1,645,809
Wal-Mart Stores		18,700	900,779	12,100	582,857	30,800	1,483,636
			19,018,323		1,015,240		20,033,563

Consumer Services	1.05%
†Buffalo Wild Wings		6,000	229,860	0	0	6,000	229,860
CKE Restaurants		18,800	312,268	0	0	18,800	312,268
Harrah’s Entertainment		0	0	3,000	213,540	3,000	213,540
IHOP		7,700	370,216	0	0	7,700	370,216
Lone Star Steakhouse & Saloon		8,100	212,463	0	0	8,100	212,463
Marriott International Class A		46,600	1,776,392	0	0	46,600	1,776,392
*McDonald’s		56,200	1,888,320	19,700	661,920	75,900	2,550,240
†Papa John’s International		8,800	292,160	0	0	8,800	292,160
†Shuffle Master		9,800	321,244	0	0	9,800	321,244
Warner Music Group Corp.		0	0	8,300	244,684	8,300	244,684
			5,402,923		1,120,144		6,523,067

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Consumer Staples	3.94%
Altria Group		18,900	1,387,827	12,100	888,503	31,000	2,276,330
Casey’s General Stores		19,800	495,198	0	0	19,800	495,198
Chiquita Brands International		13,500	186,030	0	0	13,500	186,030
Coca-Cola		0	0	12,600	542,052	12,600	542,052
CVS		88,800	2,726,160	0	0	88,800	2,726,160
Fortune Brands		36,200	2,570,562	0	0	36,200	2,570,562
Hormel Foods Corp		0	0	9,000	334,260	9,000	334,260
Kellogg		22,500	1,089,675	0	0	22,500	1,089,675
Kimberly-Clark		28,500	1,758,450	9,100	561,470	37,600	2,319,920
Longs Drug Stores		5,600	255,472	0	0	5,600	255,472
Nu Skin Enterprises Class A		13,500	200,475	0	0	13,500	200,475
PepsiCo		72,900	4,376,916	0	0	72,900	4,376,916
Procter & Gamble		105,600	5,871,360	0	0	105,600	5,871,360
*Sysco		0	0	14,300	437,008	14,300	437,008
Tyson Foods Class A		0	0	15,400	228,844	15,400	228,844
Unilever		0	0	21,600	487,080	21,600	487,080
			20,918,125		3,479,217		24,397,342

Credit Cyclicals	0.60%
Borg Warner		0	0	5,600	364,560	5,600	364,560
D.R. Horton		73,700	1,755,534	0	0	73,700	1,755,534
†Jacuzzi Brands		29,000	255,200	0	0	29,000	255,200
M/I Homes		6,300	221,004	0	0	6,300	221,004
†Meritage Homes		4,600	217,350	0	0	4,600	217,350
Thor Industries		9,800	474,810	0	0	9,800	474,810
*Whirlpool		0	0	1,300	107,445	1,300	107,445
†Williams Scotsman International		14,800	323,232	0	0	14,800	323,232
			3,247,130		472,005		3,719,135

Energy	6.22%
BP ADR		0	0	6,760	470,564	6,760	470,564
Chevron		0	0	22,100	1,371,526	22,100	1,371,526
ConocoPhillips		43,900	2,876,767	13,069	856,412	56,969	3,733,179
EnCana		0	0	12,978	683,162	12,978	683,162
EOG Resources		27,400	1,899,916	0	0	27,400	1,899,916
Exxon Mobil		154,700	9,490,845	34,425	2,111,973	189,125	11,602,818
†Grey Wolf		44,400	341,880	0	0	44,400	341,880
†Hercules Offshore		10,900	381,500	0	0	10,900	381,500
†James River Coal		7,000	185,430	0	0	7,000	185,430
Massey Energy		37,900	1,364,400	0	0	37,900	1,364,400
†National Oilwell Varco		40,100	2,539,132	0	0	40,100	2,539,132

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

†Newfield Exploration		44,400	2,172,936	0	0	44,400	2,172,936
Occidental Petroleum		28,600	2,932,930	0	0	28,600	2,932,930
†Oceaneering International		8,200	375,970	0	0	8,200	375,970
†Oil States International		12,800	438,784	0	0	12,800	438,784
Penn Virginia		4,800	335,424	0	0	4,800	335,424
†Petroquest Energy		32,800	402,784	0	0	32,800	402,784
Schlumberger		0	0	6,900	449,259	6,900	449,259
St Mary Land & Exploration		33,900	1,364,475	0	0	33,900	1,364,475
Tidewater		27,300	1,343,160	0	0	27,300	1,343,160
Total ADR		0	0	17,000	1,113,840	17,000	1,113,840
†Transocean		18,600	1,493,952	0	0	18,600	1,493,952
†Universal Compression Holdings		6,200	390,414	0	0	6,200	390,414
†Veritas DGC		7,500	386,850	0	0	7,500	386,850
World Fuel Services		8,800	402,072	0	0	8,800	402,072
XTO Energy		0	0	7,000	309,890	7,000	309,890
			31,119,621		7,366,626		38,486,247

Financials	13.14%
ACE Limited		0	0	12,400	627,316	12,400	627,316
ADVANTA		9,700	348,715	0	0	9,700	348,715
†Affiliated Managers Group		20,200	1,755,178	0	0	20,200	1,755,178
Allstate		36,100	1,975,753	8,300	454,259	44,400	2,430,012
American Home Mortgage Investment		11,000	405,460	0	0	11,000	405,460
American International Group		55,200	3,259,560	9,700	572,785	64,900	3,832,345
AmerUs Group		4,400	257,620	0	0	4,400	257,620
Bancfirst		7,300	326,675	0	0	7,300	326,675
Bank of America		151,900	7,306,390	31,524	1,516,303	183,424	8,822,693
Bankunited Financial Class A		12,900	393,708	0	0	12,900	393,708
Berkley (W.R.)		42,500	1,450,525	0	0	42,500	1,450,525
Capital One Financial		14,700	1,256,115	0	0	14,700	1,256,115
Center Financial		14,000	330,960	0	0	14,000	330,960
Cigna		19,500	1,920,945	0	0	19,500	1,920,945
CIT Group		36,900	1,929,501	0	0	36,900	1,929,501
Citigroup		162,100	7,819,704	28,186	1,359,693	190,286	9,179,397
City Holding		11,400	411,996	0	0	11,400	411,996
Commercial Capital Bancorp		24,800	390,600	0	0	24,800	390,600
†CompuCredit		9,300	357,492	0	0	9,300	357,492
Dime Community Bancshares		15,200	206,264	0	0	15,200	206,264
Direct General		21,100	357,012	0	0	21,100	357,012
Everest Re Group		14,800	1,281,236	0	0	14,800	1,281,236
FBL Financial Group Class A		8,700	281,880	0	0	8,700	281,880

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

First Midwest Bancorp		6,600	244,728	0	0	6,600	244,728
First Place Financial Ohio		11,900	273,819	0	0	11,900	273,819
†FirstFed Financial		7,800	449,826	0	0	7,800	449,826
Freddie Mac		34,400	1,961,144	7,800	444,678	42,200	2,405,822
Frontier Financial		13,800	469,062	0	0	13,800	469,062
Greater Bay Bancorp		16,300	468,625	0	0	16,300	468,625
Hanover Insurance		10,700	507,822	0	0	10,700	507,822
*Hartford Financial Services Group		0	0	6,700	566,820	6,700	566,820
JPMorgan Chase		115,300	4,842,600	8,672	364,224	123,972	5,206,824
Kansas City Life Insurance		4,500	189,765	0	0	4,500	189,765
MainSource Financial Group		12,000	209,160	0	0	12,000	209,160
†MarketAxess Holdings		24,000	264,240	0	0	24,000	264,240
*MBIA		0	0	6,100	357,155	6,100	357,155
Mellon Financial		62,500	2,151,875	0	0	62,500	2,151,875
*Merrill Lynch		49,400	3,436,264	9,200	639,952	58,600	4,076,216
MetLife		32,400	1,659,204	0	0	32,400	1,659,204
Morgan Stanley		62,200	3,931,662	0	0	62,200	3,931,662
North Fork Bancorporation		59,700	1,801,149	0	0	59,700	1,801,149
Ohio Casualty		16,900	502,437	0	0	16,900	502,437
PFF Bancorp		11,600	384,656	0	0	11,600	384,656
PMI Group		32,400	1,444,392	0	0	32,400	1,444,392
PNC Financial Services Group		0	0	3,800	266,646	3,800	266,646
Presidential Life		13,800	339,204	0	0	13,800	339,204
Prudential Financial		27,400	2,128,980	0	0	27,400	2,128,980
Republic Bancorp		24,260	300,581	0	0	24,260	300,581
RLI		7,500	361,350	0	0	7,500	361,350
State Street		0	0	8,900	517,001	8,900	517,001
*Synovus Financial		0	0	13,100	350,818	13,100	350,818
TierOne		13,200	445,764	0	0	13,200	445,764
†Triad Guaranty		5,800	283,504	0	0	5,800	283,504
Trustmark		9,400	291,118	0	0	9,400	291,118
U.S. Bancorp		94,400	2,915,072	0	0	94,400	2,915,072
†United America Indemnity		14,200	295,928	0	0	14,200	295,928
UnitedHealth Group		76,200	3,412,236	0	0	76,200	3,412,236
Waddell & Reed Financial Class A		14,800	304,288	0	0	14,800	304,288
†WellPoint		35,700	2,597,889	0	0	35,700	2,597,889
West Coast Bancorp Oregon		14,200	418,474	0	0	14,200	418,474
			73,310,107		8,037,650		81,347,757

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Health Care	6.88%
Abbott Laboratories		57,100	2,490,131	23,200	1,011,752	80,300	3,501,883
†Adolor		16,800	420,168	0	0	16,800	420,168
†Alkermes		15,800	298,936	0	0	15,800	298,936
†Amgen		61,200	3,992,076	0	0	61,200	3,992,076
†Applera Corp-Celera Genomics		23,400	303,030	0	0	23,400	303,030
Biomet		28,200	882,378	0	0	28,200	882,378
†Bio-Rad Laboratories Class A		4,500	292,230	0	0	4,500	292,230
Bristol-Myers Squibb		0	0	26,600	687,876	26,600	687,876
†Candela		18,300	290,238	0	0	18,300	290,238
†Digene		10,200	395,148	0	0	10,200	395,148
†Express Scripts Class A		22,200	1,592,628	0	0	22,200	1,592,628
†Genentech		26,100	2,134,980	0	0	26,100	2,134,980
†Gen-Probe		33,800	1,824,524	0	0	33,800	1,824,524
†Geron		29,700	204,930	0	0	29,700	204,930
†Gilead Sciences		31,600	1,869,456	0	0	31,600	1,869,456
†Healthways		8,700	457,968	0	0	8,700	457,968
Johnson & Johnson		87,600	5,248,992	0	0	87,600	5,248,992
†LifePoint Hospitals		7,400	237,762	0	0	7,400	237,762
Lilly (Eli)		0	0	17,200	950,644	17,200	950,644
†Medarex		27,100	260,431	0	0	27,100	260,431
*Medtronic		38,300	1,797,036	10,300	483,276	48,600	2,280,312
Mentor		7,100	308,850	0	0	7,100	308,850
†MGI PHARMA		16,100	346,150	0	0	16,100	346,150
†Myogen		9,800	284,200	0	0	9,800	284,200
†Neurometrix		8,400	255,864	0	0	8,400	255,864
†Noven Pharmaceuticals		17,800	318,620	0	0	17,800	318,620
Owens & Minor		9,100	260,260	0	0	9,100	260,260
Pfizer		157,100	3,687,137	0	0	157,100	3,687,137
†Pharmion		14,900	253,747	0	0	14,900	253,747
PolyMedica		6,200	222,952	0	0	6,200	222,952
Quest Diagnostics		23,400	1,402,128	0	0	23,400	1,402,128
†Res-Care		23,300	466,000	0	0	23,300	466,000
Schering-Plough		0	0	38,000	723,140	38,000	723,140
†Sciele Pharma		17,500	405,825	0	0	17,500	405,825
†Techne		5,100	259,692	0	0	5,100	259,692
†Telik		15,300	252,450	0	0	15,300	252,450
†United Therapeutics		6,300	363,951	0	0	6,300	363,951
†Vertex Pharmaceuticals		26,500	972,815	0	0	26,500	972,815
Vital Signs		5,200	257,556	0	0	5,200	257,556
West Pharmaceutical Services		10,700	388,196	0	0	10,700	388,196
Wyeth		61,700	2,740,097	7,000	310,870	68,700	3,050,967
			38,439,532		4,167,558		42,607,090

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Media	1.95%
CBS Class B		42,900	1,160,445	15,200	411,160	58,100	1,571,605
†Comcast Class A		34,800	1,139,352	18,100	592,594	52,900	1,731,946
†Comcast Special Class A		23,800	780,164	0	0	23,800	780,164
Disney (Walt)		74,900	2,247,000	0	0	74,900	2,247,000
†infoUSA		27,200	280,432	0	0	27,200	280,432
Journal Communications Class A		13,200	148,368	0	0	13,200	148,368
*New York Times Class A		0	0	10,900	267,486	10,900	267,486
†Scholastic		5,800	150,626	0	0	5,800	150,626
Time Warner		153,600	2,657,280	18,945	327,749	172,545	2,985,029
†Viacom Class B		42,900	1,537,536	9,500	340,480	52,400	1,878,016
			10,101,203		1,939,469		12,040,672

Real Estate	0.99%
Brandywine Realty Trust		15,472	497,734	0	0	15,472	497,734
Developers Diversified Realty		27,900	1,455,822	0	0	27,900	1,455,822
Equity Inns		23,500	389,160	0	0	23,500	389,160
First Industrial Realty Trust		7,300	276,962	0	0	7,300	276,962
Glimcher Realty Trust		11,900	295,239	0	0	11,900	295,239
Home Properties		7,100	394,121	0	0	7,100	394,121
Maguire Properties		8,100	284,877	0	0	8,100	284,877
Nationwide Health Properties		14,400	324,144	0	0	14,400	324,144
Pennsylvania Real Estate Investment Trust		7,500	302,775	0	0	7,500	302,775
ProLogis		25,700	1,339,484	0	0	25,700	1,339,484
Senior Housing Properties Trust		16,000	286,560	0	0	16,000	286,560
Sovran Self Storage		6,100	309,819	0	0	6,100	309,819
			6,156,697		0		6,156,697

Technology	10.14%
†Adobe Systems		42,500	1,290,300	0	0	42,500	1,290,300
†AMIS Holdings		22,400	224,000	0	0	22,400	224,000
†Anixter International		7,400	351,204	0	0	7,400	351,204
Applied Materials		163,500	2,661,780	0	0	163,500	2,661,780
†Axcelis Technologies		58,100	342,790	0	0	58,100	342,790
†BEA Systems		130,600	1,709,554	0	0	130,600	1,709,554
†Blackboard		9,700	280,912	0	0	9,700	280,912
†CACI International		5,700	332,481	0	0	5,700	332,481
†Cisco Systems		199,300	3,892,329	0	0	199,300	3,892,329
†Corning		60,400	1,461,076	0	0	60,400	1,461,076

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

†Cymer		9,500	441,370	0	0	9,500	441,370
†Dell		51,800	1,264,438	0	0	51,800	1,264,438
†Digital River		8,700	351,393	0	0	8,700	351,393
†Digitas		18,200	211,484	0	0	18,200	211,484
†Dionex		5,400	295,164	0	0	5,400	295,164
†Dobson Communications Class A		40,700	314,611	0	0	40,700	314,611
†EarthLink		25,500	220,830	0	0	25,500	220,830
†eBay		54,300	1,590,447	0	0	54,300	1,590,447
†EMC		153,300	1,681,701	0	0	153,300	1,681,701
†FileNet		12,500	336,625	0	0	12,500	336,625
First Data		0	0	7,100	319,784	7,100	319,784
†Freescale Semiconductor Class B		1	29	0	0	1	29
†Google Class A		6,000	2,515,980	0	0	6,000	2,515,980
Hewlett-Packard		94,400	2,990,592	0	0	94,400	2,990,592
Intel		225,500	4,273,225	0	0	225,500	4,273,225
International Business Machines		50,600	3,887,092	10,385	797,775	60,985	4,684,867
†Internet Security Systems		11,500	216,775	0	0	11,500	216,775
†j2 Global Communications		14,000	437,080	0	0	14,000	437,080
Jabil Circuit		0	0	10,500	268,800	10,500	268,800
KLA-Tencor		0	0	5,700	236,949	5,700	236,949
†Kulicke & Soffa Industries		26,600	197,106	0	0	26,600	197,106
†Mercury Computer Systems		22,400	344,736	0	0	22,400	344,736
Microsoft		258,700	6,027,710	26,925	627,353	285,625	6,655,063
†MIPS Technologies		46,600	282,862	0	0	46,600	282,862
*Motorola		117,900	2,375,685	24,575	495,186	142,475	2,870,871
†MTC Technologies		9,200	217,396	0	0	9,200	217,396
†Multi-Fineline Electronix		5,800	192,502	0	0	5,800	192,502
National Semiconductor		73,800	1,760,130	0	0	73,800	1,760,130
†NETGEAR		17,300	374,545	0	0	17,300	374,545
†OmniVision Technologies		14,500	306,240	0	0	14,500	306,240
†ON Semiconductor		54,800	322,224	0	0	54,800	322,224
†Oracle		90,100	1,305,549	0	0	90,100	1,305,549
†Palm		24,200	389,620	0	0	24,200	389,620
†Photronics		18,600	275,280	0	0	18,600	275,280
Plantronics		7,300	162,133	0	0	7,300	162,133
†Progress Software		11,500	269,215	0	0	11,500	269,215
QUALCOMM		65,700	2,632,599	0	0	65,700	2,632,599
†Quality Systems		7,900	290,878	0	0	7,900	290,878
†RadiSys		19,100	419,436	0	0	19,100	419,436
†Seagate Technology Tracking		25,300	0	0	0	25,300	0
†Secure Computing		25,500	219,300	0	0	25,500	219,300

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

†SI International		8,800	269,808	0	0	8,800	269,808
†Skyworks Solutions		56,900	313,519	0	0	56,900	313,519
†Sun Microsystems		0	0	32,200	133,630	32,200	133,630
†Synaptics		12,100	258,940	0	0	12,100	258,940
†Tekelec		27,900	344,565	0	0	27,900	344,565
†Tellabs		107,500	1,430,825	0	0	107,500	1,430,825
†Tessera Technologies		15,600	429,000	0	0	15,600	429,000
Texas Instruments		84,700	2,565,563	0	0	84,700	2,565,563
†UbiquiTel		27,600	285,384	0	0	27,600	285,384
United Online		16,100	193,200	0	0	16,100	193,200
†Universal Electronics		10,100	178,871	0	0	10,100	178,871
†Varian Semiconductor Equipment		15,500	505,455	0	0	15,500	505,455
†Verint Systems		8,400	245,196	0	0	8,400	245,196
†Viasat		13,900	356,952	0	0	13,900	356,952
†WebEx Communications		11,300	401,602	0	0	11,300	401,602
†Wind River Systems		17,700	157,530	0	0	17,700	157,530
			59,876,818		2,879,477		62,756,295

Transportation	1.05%
Arkansas Best		6,100	306,281	0	0	6,100	306,281
†Bristow Group		7,700	277,200	0	0	7,700	277,200
Canadian National Railway		0	0	9,294	406,613	9,294	406,613
FedEx		12,300	1,437,378	0	0	12,300	1,437,378
†HUB Group		21,400	524,942	0	0	21,400	524,942
Norfolk Southern		42,600	2,267,172	0	0	42,600	2,267,172
Pacer International		15,600	508,248	0	0	15,600	508,248
Southwest Airlines		0	0	21,900	358,503	21,900	358,503
United Parcel Service Class B		0	0	5,100	419,883	5,100	419,883
			5,321,221		1,184,999		6,506,220

Utilities	1.74%
Black Hills		8,400	288,372	0	0	8,400	288,372
Cascade Natural Gas		12,800	269,952	0	0	12,800	269,952
Dominion Resources		31,300	2,340,927	7,300	545,967	38,600	2,886,894
Edison International		42,300	1,649,700	0	0	42,300	1,649,700
*Exelon		0	0	16,200	920,646	16,200	920,646
Otter Tail		9,600	262,368	0	0	9,600	262,368
*PPL		45,800	1,479,340	12,500	403,750	58,300	1,883,090
*Progress Energy		0	0	6,500	278,655	6,500	278,655
TXU		39,100	2,337,789	0	0	39,100	2,337,789
			8,628,448		2,149,018		10,777,466
			338,175,250		45,278,194		383,453,444

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Agency Asset-Backed Securities	0.09%
^^Fannie Mae Grantor Trust Series 2004-T4 A3 4.42% 8/25/24		219,918	218,921	0	0	$219,918	218,921
Nelnet Educational Loan Funding Series 2001-A A1 5.76% 7/1/12		315,000	316,419	0	0	315,000	316,419
			535,340		0		535,340

Agency Collateralized Mortgage Obligations	0.82%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41		162,276	173,475	0	0	162,276	173,475
Fannie Mae
Series 2003-122 AJ 4.50% 2/25/28		231,494	222,518	0	0	231,494	222,518
Series 2005-110 MB 5.50% 9/25/18		500,000	493,209	0	0	500,000	493,209
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44		352,787	355,981	0	0	352,787	355,981
Freddie Mac
Series 2662 MA 4.50% 10/15/31		430,903	418,441	0	0	430,903	418,441
Series 2872 GC 5.00% 11/15/29		410,000	392,766	0	0	410,000	392,766
Series 2890 PC 5.00% 7/15/30		575,000	551,753	0	0	575,000	551,753
Series 2915 KP 5.00% 11/15/29		340,000	327,133	0	0	340,000	327,133
Series 3022 MB 5.00% 12/15/28		615,000	595,986	0	0	615,000	595,986
Series 3063 PC 5.00% 11/1/35		550,000	531,781	0	0	550,000	531,781
††Freddie Mac Structured Pass-Through Securities
Series T-58 2A 6.50% 9/25/1943		278,326	280,450	0	0	278,326	280,450
^^Series T-60 1A4C 5.395% 3/25/44		365,000	358,673	0	0	365,000	358,673
Government National Mortgage Association
Series 2002-61 BA 4.648% 3/16/26		348,877	340,954	0	0	348,877	340,954
Series 2005-74 HC 7.50% 9/16/35		0	0	57,828	60,177	57,828	60,177
			5,043,120		60,177		5,103,297

Agency Mortgage-Backed Securities	6.34%
Fannie Mae
4.667% 4/1/14		0	0	422,129	397,098	422,129	397,098
4.772% 2/1/14		0	0	333,120	316,503	333,120	316,503
5.636% 12/1/11		0	0	188,726	187,889	188,726	187,889
5.885% 11/1/11		0	0	117,714	118,503	117,714	118,503
6.00% 3/1/12		0	0	119,873	120,104	119,873	120,104
6.50% 8/1/17		216,875	219,518	0	0	216,875	219,518
Fannie Mae Relocation 15 yr 4.00% 9/1/20		864,617	793,556	0	0	864,617	793,556
Fannie Mae Relocation 30 yr
4.00% 3/1/35		454,259	399,890	0	0	454,259	399,890
5.00% 1/1/34		259,805	245,434	0	0	259,805	245,434
5.00% 10/1/35		238,730	224,928	0	0	238,730	224,928
5.00% 2/1/36		785,717	739,802	0	0	785,717	739,802

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Fannie Mae S.F. 15 yr
5.00% 1/1/19		0	0	395,183	381,471	395,183	381,471
5.00% 1/1/19		0	0	240,896	232,527	240,896	232,527
5.00% 3/1/19		0	0	36,817	35,514	36,817	35,514
5.00% 4/1/19		0	0	350,592	338,177	350,592	338,177
5.00% 6/1/19		0	0	37,104	35,790	37,104	35,790
5.00% 6/1/19		0	0	327,763	316,157	327,763	316,157
5.00% 6/1/19		0	0	390,473	376,646	390,473	376,646
5.00% 6/1/19		0	0	284,079	274,020	284,079	274,020
5.50% 1/1/19		0	0	295,745	290,731	295,745	290,731
5.50% 7/1/19		0	0	187,201	183,905	187,201	183,905
6.50% 4/1/18		0	0	126,508	128,342	126,508	128,342
6.50% 9/1/14		0	0	122,549	124,247	122,549	124,247
Fannie Mae S.F. 15 yr TBA
5.00% 7/1/21		1,595,000	1,536,184	0	0	1,595,000	1,536,184
5.50% 7/1/21		1,340,000	1,315,294	0	0	1,340,000	1,315,294
6.00% 7/1/21		0	0	135,000	135,464	135,000	135,464
Fannie Mae S.F. 30 yr
5.50% 3/1/29		514,181	496,667	0	0	514,181	496,667
5.50% 4/1/29		342,157	330,502	0	0	342,157	330,502
5.50% 6/1/34		0	0	308,259	296,869	308,259	296,869
5.50% 12/1/34		0	0	153,428	147,759	153,428	147,759
7.50% 6/1/31		72,142	74,757	0	0	72,142	74,757
Fannie Mae S.F. 30 yr TBA
5.00% 3/1/34		0	0	589,523	553,740	589,523	553,740
5.00% 7/1/36		3,750,000	3,506,250	750,000	701,016	4,500,000	4,207,266
5.50% 7/1/36		14,240,000	13,679,299	0	0	14,240,000	13,679,299
6.00% 7/1/36		1,990,000	1,958,906	0	0	1,990,000	1,958,906
6.50% 7/1/36		4,460,000	4,483,694	0	0	4,460,000	4,483,694
7.00% 7/1/36		850,000	869,656	0	0	850,000	869,656
^^Freddie Mac ARM 3.914% 4/1/34		245,650	243,884	0	0	245,650	243,884
Freddie Mac Relocation 30 yr 5.00% 9/1/33		554,403	525,470	0	0	554,403	525,470
Freddie Mac S.F. 15 yr
4.00% 2/1/14		230,766	218,651	0	0	230,766	218,651
5.50% 9/1/19		0	0	363,603	356,981	363,603	356,981
6.00% 8/1/11		0	0	147,084	147,100	147,084	147,100
Freddie Mac S.F. 30 yr 7.00% 11/1/33		12,353	12,665	0	0	12,353	12,665
Freddie Mac S.F. 30 yr TBA 5.00% 7/1/36		345,000	322,252	0	0	345,000	322,252
Governmental National Mortgage Association S.F. 30 yr
5.50% 5/15/34		0	0	146,554	142,176	146,554	142,176
6.00% 3/15/34		0	0	86,382	85,784	86,382	85,784

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

6.00% 8/15/34		0	0	260,428	258,670	260,428	258,670
6.50% 11/15/31		0	0	150,388	152,472	150,388	152,472
7.00% 11/15/32		0	0	167,495	172,770	167,495	172,770
7.50% 1/15/32		34,467	36,040	0	0	34,467	36,040
			32,233,299		7,008,425		39,241,724

Agency Obligations	0.74%
Fannie Mae
^5.386% 10/9/19		1,460,000	666,322	0	0	1,460,000	666,322
5.00% 1/15/07		0	0	225,000	224,331	225,000	224,331
6.625% 9/15/09		1,020,000	1,055,281	0	0	1,020,000	1,055,281
Federal Home Loan Bank
3.50% 9/15/06		330,000	328,699	0	0	330,000	328,699
4.25% 9/14/07		1,740,000	1,715,157	0	0	1,740,000	1,715,157
Freddie Mac
4.375% 11/16/07		155,000	152,756	0	0	155,000	152,756
4.75% 1/19/16		430,000	406,203	0	0	430,000	406,203
5.75% 3/15/09		0	0	36,000	36,277	36,000	36,277
			4,324,418		260,608		4,585,026

@=#Collateralized Debt Obligation	0.07%
Alliance Capital Funding CBO Series 1 A3 144A 5.84% 2/15/10		61,684	61,684	0	0	61,684	61,684
Juniper CBO Series 1999-1A A1 144A 6.83% 4/15/11		126,530	127,495	0	0	126,530	127,495
Magnetite Asset Investor CDO Series 3 C1 144A 8.786% 1/31/08		250,000	250,000	0	0	250,000	250,000
			439,179		0		439,179

Commercial Mortgage-Backed Securities	1.31%
#Aire Valley Mortgages 2004-1A 2A3 144A 4.594% 9/20/34		0	0	100,000	100,084	100,000	100,084
^^Banc of America Commercial Mortgage Series 2006-2 AJ 5.776% 5/10/45		325,000	320,023	0	0	325,000	320,023
Bear Stearns Commercial Mortgage Securities
#Series 2004-ESA E 144A 5.064% 5/14/16		465,000	458,178	0	0	465,000	458,178
Series 2004-PWR6 A6 4.825% 11/11/41		0	0	150,000	139,589	150,000	139,589
Series 2005-T18 A4 4.933% 2/13/42		0	0	100,000	93,512	100,000	93,512
Chase Commercial Mortage Securities 1998-2 A2 6.39% 11/18/30		0	0	188,625	190,801	188,625	190,801
Commercial Mortgage Pass Through Certificates
#Series 2001-J1A A2 144A 6.457% 2/14/34		310,033	316,881	0	0	310,033	316,881
Series 2006-C7 A2 5.69% 6/10/46		290,000	288,894	0	0	290,000	288,894
^^Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39		160,000	157,235	0	0	160,000	157,235
CS First Boston Mortage Securities 2003-C3 A5 3.936% 5/15/38		0	0	200,000	179,059	200,000	179,059
#Crown Castle Towers Series 2005-1A C 144A 5.074% 6/15/35		225,000	216,358	0	0	225,000	216,358
GE Capital Commercial Mortgage Trust Series 2002-1A A3 6.269% 12/10/35		120,000	122,859	0	0	120,000	122,859

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Greenwich Capital Commercial Funding
Series 2004-GG1 Class A7 5.317% 6/10/36		0	0	200,000	193,136	200,000	193,136
Series 2005-GG3 Class A4 4.799% 8/10/42		0	0	100,000	92,861	100,000	92,861
Series 2006-GG7 AJ 6.11% 7/10/16		115,000	115,000			115,000	115,000
GS Mortgage Securities Series 2004-GG2 A6 5.396% 8/10/38		0	0	150,000	145,101	150,000	145,101
#Hilton Hotel Pool Trust Series 2000-HLTA A1 144A 7.055% 10/6/15		144,730	148,969	0	0	144,730	148,969
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 .376% 7/12/37		310,000	303,646	0	0	310,000	303,646
Series 2003-C1 A2 4.985% 1/12/37		580,000	554,523	0	0	580,000	554,523
^^Series 2006-LDP7 AJ 5.876% 4/15/45		110,000	109,190	0	0	110,000	109,190
LB-UBS Commercial Mortgage Trust Series 2002-C1 A4 6.462% 3/15/31		485,000	500,461	140,000	144,463	625,000	644,924
^^Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 AJ 5.917% 6/12/46		180,000	180,029	0	0	180,000	180,029
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34		275,000	256,091	0	0	275,000	256,091
^^Series 2004-BPC1 A3 4.467% 10/12/41		225,000	211,607	0	0	225,000	211,607
#Series 2005-GGP1 E 144A 4.33% 11/15/10		100,000	98,235	0	0	100,000	98,235
#Series 2005-GGP1 F 144A 4.35%		100,000	98,198	0	0	100,000	98,198
^^Series 2006-C1 AJ 5.844% 5/12/39		245,000	241,112	0	0	245,000	241,112
Morgan Stanley Capital I
#Series 1999-FNV1 G 144A 6.12% 3/15/31		145,000	144,801	0	0	145,000	144,801
Series 1999-WF1 A2 6.21% 11/15/31		0	0	116,173	117,111	116,173	117,111
^^#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.551% 2/15/33		100,000	103,605	0	0	100,000	103,605
Nomura Asset Securities Series 1998-D6 A1B 6.59% 3/15/30		0	0	210,000	212,878	210,000	212,878
Prudential Commercial Mortgage Trust 2003-PWR1 A2 4.49% 2/11/36		0	0	200,000	185,391	200,000	185,391
^^#STRIPs III Series 2003-1A 144A 3.308% 3/24/18		608,159	580,342	0	0	608,159	580,342
#Tower 144A
Series 2004-2A A 4.232% 12/15/14		395,000	377,658	0	0	395,000	377,658
Series 2006-1 B 5.588% 2/15/36		160,000	156,752	0	0	160,000	156,752
Series 2006-1 C 5.707% 2/15/36		240,000	235,427	0	0	240,000	235,427
			6,296,074		1,793,986		8,090,060

Corporate Bonds	11.57%
Banking	1.36%
Bank of America 4.75% 8/15/13		0	0	100,000	93,369	100,000	93,369
^^Barclays Bank 6.278% 12/29/49		100,000	87,303	0	0	100,000	87,303
BB&T Corporation 4.90% 6/30/17		0	0	30,000	27,238	30,000	27,238
CIT Group 5.60% 4/27/11		0	0	50,000	49,463	50,000	49,463
Citigroup
5.00% 9/15/14		0	0	112,000	104,828	112,000	104,828

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

5.85% 12/11/34		0	0	50,000	47,101	50,000	47,101
5.875% 2/22/33		220,000	205,971			220,000	205,971
6.625% 6/15/32		0	0	121,000	124,573	121,000	124,573
Countrywide Home Loan 2.875% 2/15/07		0	0	180,000	176,998	180,000	176,998
Credit Suisse First Boston USA
3.875% 1/15/09		0	0	170,000	163,073	170,000	163,073
6.125% 11/15/11		515,000	522,478	0	0	515,000	522,478
First Union Institutional Capital II 7.85% 1/1/27		515,000	538,036	0	0	515,000	538,036
^^#Glitnir Banki 144A 6.693% 6/15/16		315,000	313,522	0	0	315,000	313,522
#HBOS 144A 6.00% 11/1/33		0	0	75,000	73,039	75,000	73,039
HSBC Holdings 6.50% 5/2/36		345,000	340,265	0	0	345,000	340,265
JP Morgan Chase 6.75% 2/1/11		0	0	75,000	77,954	75,000	77,954
Marshall & Ilsley 3.95% 8/14/09		690,000	657,544	0	0	690,000	657,544
Mellon Funding 5.00% 12/1/14		0	0	75,000	70,588	75,000	70,588
Popular North America
4.25% 4/1/08		480,000	467,043	0	0	480,000	467,043
^^5.41% 4/6/09		255,000	255,676	0	0	255,000	255,676
Popular North America Capital Trust I 6.564% 9/15/34		555,000	506,748	0	0	555,000	506,748
^^#Rabobank Capital Funding II 144A 5.26% 12/29/49		290,000	272,509	0	0	290,000	272,509
^^#Resona Bank 144A 5.85% 9/29/49		550,000	512,632	0	0	550,000	512,632
^^#Shinsei Finance 144A 6.418% 1/29/49		215,000	202,284	0	0	215,000	202,284
^^#Skandinaviska Enskilda 144A 8.125% 9/29/49		350,000	351,588	0	0	350,000	351,588
Sovereign Capital Trust VI 7.908% 6/13/36		280,000	288,288	0	0	280,000	288,288
^^#Sumitomo Mitsui 144A 5.625% 7/29/49		700,000	653,981	0	0	700,000	653,981
US Bank NA 5.70% 12/15/08		0	0	60,000	60,133	60,000	60,133
Wachovia 5.25% 8/1/14		0	0	75,000	71,532	75,000	71,532
#Wachovia Capital Trust I 144A 7.64% 1/15/27		520,000	542,997	0	0	520,000	542,997
^^Wachovia Capital Trust III 5.80% 8/29/49		545,000	529,403	0	0	545,000	529,403
			7,248,268		1,139,889		8,388,157

Basic Industry	0.36%
Barrick Gold Finance 7.50% 5/1/07		390,000	395,510	0	0	390,000	395,510
Lubrizol 4.625% 10/1/09		190,000	183,074	0	0	190,000	183,074
Monsanto 5.50% 8/15/25		0	0	50,000	45,330	50,000	45,330
Newmont Gold 8.91% 1/5/09		55,408	58,317	0	0	55,408	58,317
#Sealed Air 144A 6.875% 7/15/33		0	0	50,000	47,790	50,000	47,790
Smurfit Stone Container 9.25% 2/1/08		180,000	188,100	0	0	180,000	188,100
Southern Copper
7.50% 7/27/35		635,000	609,429	0	0	635,000	609,429
#144A 7.50% 7/27/35		100,000	95,723	0	0	100,000	95,723
#Stora Enso Oyj 144A 7.25% 4/15/36		245,000	239,873	0	0	245,000	239,873

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Weyerhaeuser
7.125% 7/15/23		300,000	295,638	0	0	300,000	295,638
7.375% 3/15/32		0	0	75,000	75,932	75,000	75,932
			2,065,664		169,052		2,234,716

Brokerage	0.56%
^^Ameriprise Financial 7.518% 6/1/66		330,000	332,573	0	0	330,000	332,573
AMVESCAP 4.50% 12/15/09		260,000	248,759	0	0	260,000	248,759
E Trade Financial 8.00% 6/15/11		105,000	107,625	0	0	105,000	107,625
Goldman Sachs Group 6.345% 2/15/34		300,000	280,553	0	0	300,000	280,553
JPM Capital Trust I 7.54% 1/15/27		145,000	150,709	0	0	145,000	150,709
#Kaupthing Bank 144A 7.125% 5/19/16		400,000	400,822	0	0	400,000	400,822
LaBranche & Co. 9.50% 5/15/09		180,000	192,600	0	0	180,000	192,600
Merrill Lynch
*6.00% 2/17/09		0	0	75,000	75,498	75,000	75,498
6.05% 5/16/16		550,000	547,379	0	0	550,000	547,379
Morgan Stanley
4.75% 4/1/14		0	0	125,000	114,602	125,000	114,602
5.05% 1/21/11		180,000	174,742	0	0	180,000	174,742
5.375% 10/15/15		460,000	436,242	0	0	460,000	436,242
^^UBS Preferred Funding Trust V 6.243% 5/29/49		400,000	394,784	0	0	400,000	394,784
			3,266,788		190,100		3,456,888

Capital Goods	0.21%
General Electric 5.00% 2/1/13		525,000	503,558	0	0	525,000	503,558
Honeywell International 5.70% 3/15/36		210,000	197,020	0	0	210,000	197,020
Raytheon 5.375% 4/1/13		0	0	50,000	48,545	50,000	48,545
Tyco International Group 6.00% 11/15/13		0	0	70,000	69,349	70,000	69,349
United Technologies 6.05% 6/1/36		265,000	261,577	0	0	265,000	261,577
York International 6.625% 8/15/06		230,000	230,154	0	0	230,000	230,154
			1,192,309		117,894		1,310,203

Communications	1.45%
AT&T
7.30% 11/15/11		380,000	403,829	0	0	380,000	403,829
8.00% 11/15/31		210,000	241,807	0	0	210,000	241,807
BellSouth
4.20% 9/15/09		200,000	190,811	0	0	200,000	190,811
4.75% 11/15/12		0	0	65,000	60,269	65,000	60,269
British Sky Broadcasting Group 6.875% 2/23/09		0	0	198,000	202,714	198,000	202,714

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

British Telecommunications 8.875% 12/15/30		235,000	289,626	0	0	235,000	289,626
Citizens Communications 9.25% 5/15/11		325,000	351,000	0	0	325,000	351,000
Clear Channel Communications 4.625% 1/15/08		0	0	96,000	94,016	96,000	94,016
Comcast 6.50% 11/15/35		200,000	189,391	0	0	200,000	189,391
Comcast Cable Communications 6.75% 1/30/11		0	0	52,000	53,660	52,000	53,660
Cox Communications
4.625% 1/15/10		250,000	238,654	0	0	250,000	238,654
7.125% 10/1/12		0	0	50,000	51,716	50,000	51,716
CSC Holdings 8.125% 7/15/09		145,000	148,263	0	0	145,000	148,263
Deutsche Telekom 3.875% 7/22/08		0	0	156,000	150,777	156,000	150,777
Embarq 6.738% 6/1/13		260,000	259,567	0	0	260,000	259,567
IFrance Telecom 8.75% 3/1/11		0	0	75,000	80,565	75,000	80,565
GTE California 7.65% 3/15/07		675,000	683,315	0	0	675,000	683,315
^^Liberty Media 6.829% 9/17/06		293,000	293,982	0	0	293,000	293,982
New Cingular Wireless 7.50% 5/1/07		0	0	76,000	77,063	76,000	77,063
News America 7.625% 11/30/28		0	0	50,000	52,935	50,000	52,935
News America Holdings 7.75% 12/1/45		230,000	242,598	0	0	230,000	242,598
Nextel Communications 6.875% 10/31/13		500,000	503,484	0	0	500,000	503,484
SBC Communications 5.10% 9/15/14		0	0	15,000	13,916	15,000	13,916
Sprint Capital
7.625% 1/30/11		385,000	410,197	0	0	385,000	410,197
8.375% 3/15/12		0	0	50,000	55,245	50,000	55,245
8.75% 3/15/32		485,000	586,531	0	0	485,000	586,531
Telecom Italia Capital
4.00% 1/15/10		525,000	491,678	0	0	525,000	491,678
6.00% 9/30/34		0	0	25,000	21,585	25,000	21,585
Telefonica Emisones
^^5.714% 6/19/09		270,000	270,340	0	0	270,000	270,340
5.984% 6/20/11		180,000	179,529	0	0	180,000	179,529
6.421% 6/20/16		150,000	149,961	0	0	150,000	149,961
7.045% 6/20/36		340,000	340,871	0	0	340,000	340,871
Telefonos de Mexico 4.50% 11/19/08		480,000	464,203	0	0	480,000	464,203
Time Warner Entertainment 8.375% 3/15/23		125,000	139,321	0	0	125,000	139,321
Verizon Maryland 5.125% 6/15/33		0	0	42,000	32,102	42,000	32,102
Viacom 5.625% 8/15/12		0	0	50,000	48,862	50,000	48,862
#Viacom 144A
^^5.691% 6/16/09		415,000	415,132	0	0	415,000	415,132
5.75% 4/30/11		270,000	265,474	0	0	270,000	265,474
6.25% 4/30/16		0	0	47,000	45,625	47,000	45,625
#Windstream 144A
8.125% 8/1/13		55,000	56,375	0	0	55,000	56,375
8.625% 8/1/16		115,000	118,163	0	0	115,000	118,163
			7,924,102		1,041,050		8,965,152

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Consumer Cyclical	1.52%
Centex
4.875% 8/15/08		685,000	669,678	0	0	685,000	669,678
^^5.399% 8/1/07		360,000	360,253	0	0	360,000	360,253
Corrections Corporation of America 7.50% 5/1/11		115,000	116,438	0	0	115,000	116,438
DaimlerChrysler Holdings
^^5.74% 3/13/09		485,000	485,692	0	0	485,000	485,692
8.00% 6/15/10		0	0	75,000	79,624	75,000	79,624
DR Horton 6.50% 4/15/16		0	0	50,000	48,074	50,000	48,074
Echostar DBS 5.75% 10/1/08		0	0	173,000	169,108	173,000	169,108
*Federated Department Stores 6.90% 4/1/29		0	0	50,000	50,050	50,000	50,050
Ford Motor 7.45% 7/16/31		190,000	138,225	0	0	190,000	138,225
Ford Motor Credit 5.70% 1/15/10		375,000	328,728	0	0	375,000	328,728
Fortune Brands 5.125% 1/15/11		290,000	278,021	0	0	290,000	278,021
General Motors 8.375% 7/15/33		350,000	283,500	0	0	350,000	283,500
General Motors Acceptance Corporation
6.875% 9/15/11		1,175,000	1,122,333	0	0	1,175,000	1,122,333
8.00% 11/1/31		450,000	433,659	0	0	450,000	433,659
Harrah’s Operating 6.50% 6/1/16		0	0	45,000	43,847	45,000	43,847
Home Depot 5.40% 3/1/16		245,000	235,286	0	0	245,000	235,286
Johnson Controls 5.00% 11/15/06		145,000	144,513	0	0	145,000	144,513
Lodgenet Entertainment 9.50% 6/15/13		230,000	246,100	0	0	230,000	246,100
Mandalay Resort Group 9.50% 8/1/08		105,000	111,563	0	0	105,000	111,563
Marriott International 6.20% 6/15/16		0	0	50,000	49,126	50,000	49,126
May Department Stores 3.95% 7/15/07		560,000	549,187	0	0	560,000	549,187
MGM MIRAGE 9.75% 6/1/07		260,000	268,450	0	0	260,000	268,450
Mohawk Industries 7.20% 4/15/12		0	0	40,000	41,224	40,000	41,224
#Neiman Marcus 144A 10.375% 10/15/15		235,000	250,863	0	0	235,000	250,863
Penney (J.C.)
7.625% 3/1/97		840,000	836,584	0	0	840,000	836,584
8.00% 3/1/10		195,000	207,918	0	0	195,000	207,918
Pulte Homes 6.25% 2/15/13		0	0	50,000	48,679	50,000	48,679
Staples
7.125% 8/15/07		0	0	10,000	10,123	10,000	10,123
7.375% 10/1/12		0	0	40,000	42,703	40,000	42,703
Target 5.50% 4/1/07		0	0	70,000	69,923	70,000	69,923
Time Warner
*7.70% 5/1/32		0	0	179,000	194,547	179,000	194,547
8.18% 8/15/07		825,000	846,613	0	0	825,000	846,613
Yum Brands 8.875% 4/15/11		0	0	50,000	55,687	50,000	55,687
Visteon 8.25% 8/1/10		525,000	493,500	0	0	525,000	493,500
Wal-Mart Stores 6.875% 8/10/09		0	0	75,000	77,667	75,000	77,667
			8,407,104		980,382		9,387,486

	% of Total
	Investments						Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund			Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value		Par/Shares	Market Value

Consumer Non-Cyclical	1.04%
Aetna 6.00% 6/15/16		0	0	50,000	49,275		50,000	49,275
#AmerisourceBergen 144A 5.875% 9/15/15		540,000	511,650	0	0		540,000	511,650
Anheuser-Busch
5.75% 4/1/36		210,000	197,611	0	0		210,000	197,611
6.00% 4/15/11		0	0	64,000	64,839	#	64,000	64,839
Altria Group 7.00% 11/4/13		0	0	50,000	52,750	#	50,000	52,750
Baxter International 5.196% 2/16/08		280,000	277,658				280,000	277,658
Bunge Limited Finance 5.10% 7/15/15		0	0	35,000	31,597	#	35,000	31,597
Coca-Cola Enterprises
5.375% 8/15/06		0	0	50,000	49,990	#	50,000	49,990
6.125% 8/15/11		0	0	92,000	93,915	#	92,000	93,915
Fred Meyer 7.45% 3/1/08		0	0	43,000	44,055	#	43,000	44,055
HCA 5.50% 12/1/09		370,000	358,403	0	0		370,000	358,403
Humana 6.45% 6/1/16		265,000	262,785	0	0		265,000	262,785
Kraft Foods
4.125% 11/12/09		415,000	394,754	0	0		415,000	394,754
6.25% 6/1/12		0	0	50,000	50,583	#	50,000	50,583
6.50% 11/1/31		20,000	20,035	100,000	99,865		120,000	119,900
Kroger 6.375% 3/1/08		330,000	332,515	0	0		330,000	332,515
Medco Health Solutions 7.25% 8/15/13		495,000	524,834	0	0		495,000	524,834
MedPartners 7.375% 10/1/06		810,000	813,037	0	0		810,000	813,037
Medtronic 4.75% 9/15/15		195,000	178,534	0	0		195,000	178,534
#Miller Brewing 144A 5.50% 8/15/13		0	0	75,000	71,961	#	75,000	71,961
#Pepsi Bottling 144A 5.625% 2/17/09		0	0	65,000	65,018	#	65,000	65,018
President and Fellows of Harvard College 6.30% 10/1/37		430,000	433,964	0	0		430,000	433,964
Quest Diagnostic 5.125% 11/1/10		0	0	50,000	48,611		50,000	48,611
Tysons Food 6.60% 4/1/16		0	0	15,000	14,662	#	15,000	14,662
United Healthcare 5.20% 1/17/07		0	0	50,000	49,872	#	50,000	49,872
US Oncology 9.00% 8/15/12		205,000	214,225	0	0		205,000	214,225
UST 6.625% 7/15/12		330,000	339,859	0	0		330,000	339,859
WellPoint
4.25% 12/15/09		210,000	200,461	0	0		210,000	200,461
5.85% 1/15/36		220,000	197,235	0	0		220,000	197,235
Wyeth				0	0		0	0
5.50% 2/1/14		340,000	329,023	0	0		340,000	329,023
6.50% 2/1/34		0	0	50,000	50,061		50,000	50,061
			5,586,583		837,054			6,423,637

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Electric	1.40%
^^Alabama Power 4.75% 10/1/42		615,000	607,293	0	0	615,000	607,293
Ameren 4.263% 5/15/07		330,000	325,673	0	0	330,000	325,673
American Electric Power 5.375% 3/15/10		0	0	33,000	32,483	33,000	32,483
^^AVA Capital Trust III 6.50% 4/1/34		140,000	137,673	0	0	140,000	137,673
Avista
7.75% 1/1/07		380,000	383,296	0	0	380,000	383,296
9.75% 6/1/08		315,000	334,973	0	0	315,000	334,973
CC Fund Trust I 6.90% 2/16/07		295,000	296,699	0	0	295,000	296,699
Consolidated Edison of New York 6.20% 6/15/36		300,000	293,047	0	0	300,000	293,047
Consumers Energy 6.00% 2/15/14		505,000	499,388	0	0	505,000	499,388
Dominion Resources
5.687% 5/15/08		385,000	383,974	0	0	385,000	383,974
^^5.79% 9/28/07		345,000	345,330	0	0	345,000	345,330
Duke Capital
4.331% 11/16/06		165,000	164,292	0	0	165,000	164,292
5.668% 8/15/14		415,000	401,801	0	0	415,000	401,801
FPL Group Capital 4.086% 2/16/07		160,000	158,449	0	0	160,000	158,449
MidAmerican Energy Holdings 3.50% 5/15/08		0	0	91,000	87,307	91,000	87,307
^^Nisource Finance 5.764% 11/23/09		260,000	260,522	0	0	260,000	260,522
Northern States Power 6.25% 6/1/36		335,000	333,895	0	0	335,000	333,895
NRG Energy 7.375% 2/1/16		140,000	136,850	0	0	140,000	136,850
Oncor Electric Delivery 7.00% 5/1/32		175,000	182,176	0	0	175,000	182,176
Pacific Gas & Electric
4.20% 3/1/11		0	0	56,000	52,366	56,000	52,366
6.05% 3/1/34		0	0	24,000	22,652	24,000	22,652
Pepco Holdings
5.50% 8/15/07		445,000	443,519	0	0	445,000	443,519
^^5.856% 6/1/10		360,000	361,322	0	0	360,000	361,322
#Power Contract Financing 144A 6.256% 2/1/10		615,000	615,326	0	0	615,000	615,326
PPL Energy Supply 6.20% 5/15/16		0	0	50,000	49,563	50,000	49,563
^^Progress Energy 5.527% 1/15/10		410,000	411,676	0	0	410,000	411,676
PSEG Funding Trust 5.381% 11/16/07		660,000	655,464	0	0	660,000	655,464
Smith International 6.00% 6/15/16		0	0	50,000	49,556	50,000	49,556
Southern Capital Funding 5.30% 2/1/07		225,000	223,987	0	0	225,000	223,987
Tampa Electric 6.55% 5/15/36		215,000	216,556	0	0	215,000	216,556
TECO Energy 7.20% 5/1/11		35,000	35,394	0	0	35,000	35,394
TXU Energy 7.00% 3/15/13		0	0	50,000	51,037	50,000	51,037
Xcel Energy 6.50% 7/1/36		125,000	122,990	0	0	125,000	122,990
			8,331,565		344,964		8,676,529

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Energy	0.19%
#Canadian Oil Sands 144A 4.80% 8/10/09		380,000	368,261	0	0	380,000	368,261
Devon Energy 6.875% 9/30/11		0	0	50,000	51,985	50,000	51,985
Duke Energy 4.20% 10/1/08		0	0	75,000	72,446	75,000	72,446
Halliburton 5.50% 10/15/10		0	0	50,000	49,527	50,000	49,527
Kinder Morgan EN Kmp 5.00% 12/15/13		0	0	50,000	45,824	50,000	45,824
Nexen 5.875% 3/10/35		200,000	177,135	0	0	200,000	177,135
USX 9.125% 1/15/13		325,000	379,467	0	0	325,000	379,467
XTO Energy 4.90% 2/1/14		0	0	50,000	45,914	50,000	45,914
			924,863		265,696		1,190,559

Financials	0.83%
American General Finance 4.875% 7/15/12		310,000	293,657	0	0	310,000	293,657
#Erac USA Finance 144A 5.60% 5/1/15		0	0	50,000	47,539	50,000	47,539
^^HSBC Finance Capital Trust IX 5.911% 11/30/35		300,000	286,800	0	0	300,000	286,800
International Lease Finance
4.625% 6/2/08		25,000	24,530	0	0	25,000	24,530
5.00% 4/15/10		0	0	50,000	48,557	50,000	48,557
^^MUFG Capital Finance 1 6.346% 7/29/49		285,000	275,410	0	0	285,000	275,410
Nuveen Investments 5.00% 9/15/10		495,000	476,369	0	0	495,000	476,369
Residential Capital
6.00% 2/22/11		360,000	349,177	0	0	360,000	349,177
6.125% 11/21/08		325,000	321,408	0	0	325,000	321,408
6.375% 6/30/10		261,000	257,671	0	0	261,000	257,671
^^6.489% 11/21/08		175,000	175,814	0	0	175,000	175,814
6.50% 4/17/13		395,000	388,155	0	0	395,000	388,155
6.875% 6/30/15		965,000	962,431	0	0	965,000	962,431
^^#Residential Capital 144A 6.898% 4/17/09		475,000	475,330	0	0	475,000	475,330
^^#Resona Preferred Global Securities Cayman 144A 7.191% 12/29/49		760,000	763,587	0	0	760,000	763,587
			5,050,339		96,096		5,146,435

Insurance	1.36%
Ace INA Holdings 5.875% 6/15/14		0	0	75,000	72,459	75,000	72,459
Allstate 6.75% 5/15/18		0	0	50,000	52,009	50,000	52,009
#American International Group, Sun America Global Financing IX 144A 5.10% 1/17/07		0	0	130,000	129,641	130,000	129,641
AmerUs Group 6.583% 5/16/11		440,000	440,370	0	0	440,000	440,370
Axa Financial 7.00% 4/1/28		0	0	50,000	52,225	50,000	52,225

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Berkshire Hathaway 3.375% 10/15/08		0	0	95,000	90,442	95,000	90,442
Everest Reinsurance Holdings 5.40% 10/15/14		0	0	25,000	23,388	25,000	23,388
#Farmers Insurance Exchange 144A
6.00% 8/1/14		375,000	361,275	0	0	375,000	361,275
8.625% 5/1/24		1,125,000	1,251,185	0	0	1,125,000	1,251,185
Hartford Financial Services Group 4.75% 3/1/14		0	0	75,000	69,297	75,000	69,297
Marsh & McLennan
5.15% 9/15/10		475,000	458,910	0	0	475,000	458,910
^^5.19% 7/13/07		525,000	524,820	0	0	525,000	524,820
MetLife
5.00% 6/15/15		225,000	208,504	50,000	46,253	275,000	254,757
5.70% 6/15/35		50,000	44,751	0	0	50,000	44,751
#Nationwide Mutual Insurance 144A 7.875% 4/1/33		380,000	422,621	0	0	380,000	422,621
Navigators Group 7.00% 5/1/16		0	0	9,000	8,873	9,000	8,873
#Nippon Life Insurance 144A 4.875% 8/9/10		320,000	307,819	0	0	320,000	307,819
^^††#North Front Pass Through Trust 144A 5.81% 12/15/24		700,000	666,607	0	0	700,000	666,607
^^#Premium Asset Trust Series 2005-2 144A 5.191% 2/2/07		400,000	399,752	0	0	400,000	399,752
Prudential Financial 4.50% 7/15/13		0	0	75,000	68,660	75,000	68,660
Safeco Capital Trust I 8.072% 7/15/37		570,000	599,353	0	0	570,000	599,353
St. Paul Travelers
5.01% 8/16/07		335,000	331,265	0	0	335,000	331,265
8.125% 4/15/10		0	0	75,000	80,559	75,000	80,559
^^††#Twin Reefs Pass Through Trust 144A 6.17% 12/31/49		700,000	700,032	0	0	700,000	700,032
Willis Group
5.125% 7/15/10		295,000	284,810	0	0	295,000	284,810
5.625% 7/15/15		300,000	279,086	0	0	300,000	279,086
^^#ZFS Finance USA Trust I 144A 6.45% 12/15/65		500,000	458,266	0	0	500,000	458,266
			7,739,426		693,806		8,433,232

Natural Gas	0.50%
Atmos Energy
4.00% 10/15/09		415,000	391,726	0	0	415,000	391,726
^^5.443% 10/15/07		440,000	440,693	0	0	440,000	440,693
#Caithness Coso Funding 144A 5.489% 6/15/19		288,724	279,029	0	0	288,724	279,029
Enterprise Products Operating
4.00% 10/15/07		270,000	262,785	0	0	270,000	262,785
4.625% 10/15/09		360,000	345,154	0	0	360,000	345,154
Oneok 5.51% 2/16/08		305,000	303,140	0	0	305,000	303,140
Sempra Energy
4.621% 5/17/07		145,000	143,617	0	0	145,000	143,617
^^5.659% 5/21/08		380,000	380,358	0	0	380,000	380,358
Valero Logistics Operations 6.05% 3/15/13		565,000	560,988	0	0	565,000	560,988
			3,107,490		0		3,107,490

	% of Total
	Investments						Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund			Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value		Par/Shares	Market Value

Real Estate	0.20%
Archstone-Smith Trust 5.75% 3/15/16		0	0	50,000	48,277	#	50,000	48,277
^^Brandywine Operating Partnership 5.415% 4/1/09		415,000	415,514	0	0		415,000	415,514
Developers Diversified Realty
4.625% 8/1/10		385,000	366,955	0	0		385,000	366,955
5.375% 10/15/12		60,000	57,735	50,000	48,050	#	110,000	105,785
ERP Operating 5.125% 3/15/16		0	0	50,000	46,200		50,000	46,200
HRPT Properties Trust 5.75% 2/15/14		245,000	236,238	0	0		245,000	236,238
Reckson Operating 6.00% 3/31/16		0	0	20,000	19,366	#	20,000	19,366
Regency Centers LP 5.25% 8/1/15		0	0	30,000	28,039	#	30,000	28,039
			1,076,442		189,932			1,266,374

Technology	0.18%
Hewlett-Packard 3.625% 3/15/08		0	0	99,000	95,742		99,000	95,742
Motorola 4.608% 11/16/07		730,000	719,728	0	0		730,000	719,728
#Sungard Data Systems 144A 10.25% 8/15/15		270,000	280,463	0	0		270,000	280,463
			1,000,191		95,742			1,095,933

Transportation	0.41%
American Airlines
3.857% 7/9/10		515,039	486,712	0	0		515,039	486,712
6.817% 5/23/11		405,000	394,875	0	0		405,000	394,875
Canadian National Railway 5.80% 6/1/16		0	0	25,000	24,870		25,000	24,870
Continental Airlines 6.503% 6/15/11		550,000	548,929	0	0		550,000	548,929
CSX
5.30% 2/15/14		0	0	50,000	47,964		50,000	47,964
^^5.43% 8/3/06		306,000	305,993	0	0		306,000	305,993
#Erac USA Finance 144A 7.35% 6/15/08		725,000	744,460	0	0		725,000	744,460
			2,480,969		72,834			2,553,803
			65,402,103		6,234,491			71,636,594

Foreign Agencies	0.14%
Pemex Project Funding Master Trust
6.125% 8/15/08		380,000	380,191	0	0		380,000	380,191
6.625% 6/15/35		85,000	77,031	0	0		85,000	77,031
#Pemex Project Funding Master Trust 144A 6.625% 6/15/35		385,000	348,906	40,000	36,200		425,000	385,106
			806,128		36,200			842,328

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Municipal Bonds	0.49%
California State 5.00% 2/1/33		265,000	266,953	0	0	265,000	266,953
California State University Systemwide Revenue Series A 5.00%11/1/30 (AMBAC)		305,000	311,646	0	0	305,000	311,646
Illinois State Taxable Pension 5.10% 6/1/33		420,000	377,328	0	0	420,000	377,328
Massachusetts Health & Education Facilities Authority Revenue Series A 5.00% 7/15/36		495,000	508,578	0	0	495,000	508,578
New Jersey Economic Development Authority Revenue Cigarette Tax 5.75% 6/15/29		320,000	337,222	0	0	320,000	337,222
New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)		310,000	322,726	0	0	310,000	322,726
Oregon State Taxable Pension 5.892% 6/1/27		485,000	482,090	0	0	485,000	482,090
West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)		145,000	139,023	0	0	145,000	139,023
Wisconsin State General Taxable Revenue Series A 5.70% 5/1/26 (FSA)		305,000	298,943	0	0	305,000	298,943
			3,044,509		0		3,044,509

Non-Agency Asset Backed Securities	1.37%
Capital Auto Receivables Asset Trust 2003-1 A4A 3.10% 6/15/10		0	0	200,000	198,648	200,000	198,648
Capital One Master Trust 2001-8A A 4.60% 8/17/09		0	0	200,000	199,526	200,000	199,526
Carmax Auto Owner Trust 2005-1 A4 4.35% 3/15/10		0	0	100,000	97,682	100,000	97,682
#Cendant Timeshare Receivables Funding Series 2004-1A A1144A 3.67% 5/20/16		154,973	149,104	0	0	154,973	149,104
Citibank Credit Card Issuance Trust Series 2003-A7 A7 4.15% 7/7/17		370,000	331,510	0	0	370,000	331,510
Countrywide Asset-Backed Certificates
#Series 2004-BC1N Note 144A 5.50% 4/25/35		21,128	20,703	0	0	21,128	20,703
^^Series 2005-7 AF2 4.367% 7/25/35		160,000	157,453	0	0	160,000	157,453
^^Series 2005-12 2A2 4.898% 2/25/36		625,000	616,786	0	0	625,000	616,786
Series 2006-S2 A2 5.627% 7/25/27		440,000	437,194	0	0	440,000	437,194
Series 2006-S3 A2 6.085% 7/25/36		540,000	539,946	0	0	540,000	539,946
Credit-Based Asset Service and Securitization Series 2005-CB8 AF1B 5.451% 12/25/35		388,820	386,234	0	0	388,820	386,234
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		390,000	387,559	0	0	390,000	387,559
#GSAA Trust Series 2004-4N Note 144A 6.25% 5/25/34		8,573	8,557	0	0	8,573	8,557
GSAMP Trust Series 2006-S3 A1 6.085% 5/25/36		549,647	548,306	0	0	549,647	548,306
#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.15% 7/25/35		296,323	289,567	0	0	296,323	289,567
^^Merrill Lynch Mortgage Investors Series 2005-NCB A1A 5.451% 7/25/36		163,497	162,495	0	0	163,497	162,495
Mid-State Trust
Series 11 A1 4.864% 7/15/38		157,728	146,972	0	0	157,728	146,972
Series 2004-1 A 6.005% 8/15/37		101,628	101,094	0	0	101,628	101,094
Onyx Acceptance Auto Trust 2003-C A4 2.66%		0	0	132,151	129,117	132,151	129,117
Ownit Mortgage Loan Asset Backed Certificates Series 2006-2 A2B 5.633% 1/25/37		180,000	179,409	0	0	180,000	179,409

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Renaissance Home Equity Loan Trust
Series 2004-4 AF2 3.856% 2/25/35		283,274	281,374	0	0	283,274	281,374
Series 2005-4 A2 5.399% 12/1/35		245,000	242,635	0	0	245,000	242,635
Series 2005-4 A3 5.565% 2/25/36		150,000	148,416	0	0	150,000	148,416
Series 2006-2 AF3 5.773% 7/25/36		175,000	175,000	0	0	175,000	175,000
^^Residential Asset Mortgage Products Series 2004-RZ2 AI3 4.30% 1/25/31		345,000	340,444	0	0	345,000	340,444
Residential Funding Mortgage Securities II Series 2006-HI2 A3 5.79% 2/25/36		595,000	591,097	0	0	595,000	591,097
#Sail Net Interest Margin Series 2003-10A A 144A 7.50% 10/27/33		11,041	6,276	0	0	11,041	6,276
#Sharp Net Interest Margin Trust Series 2004-2N Note 144A 7.00% 1/25/34		41,420	41,420	0	0	41,420	41,420
#Sierra Receivables Funding Company 144A
Series 2003-1A A 3.09% 1/15/14		96,241	94,164	0	0	96,241	94,164
Series 2003-2A A1 3.03% 12/15/15		133,119	128,394	0	0	133,119	128,394
Structured Asset Securities
Series 2001-SB1 A2 3.375% 8/25/31		297,476	266,366	0	0	297,476	266,366
Series 2005-2XS 1A2A 4.51% 2/25/35		935,000	908,513	0	0	935,000	908,513
USAA Auto Owner Trust Series 2004-1 A3 2.06%		0	0	58,437	57,987	58,437	57,987
WFS Financial Owner Trust Series 2004-2 A4 3.54% 11/21/11		0	0	80,000	78,174	80,000	78,174
			7,686,988		761,134		8,448,122

Non-Agency Collateralized Mortgage Obligations	3.67%
Bank of America Alternative Loan Trust
2003-10 2A1 6.00% 12/25/33		452,214	443,028	0	0	452,214	443,028
2004-2 1A1 6.00% 3/25/34		421,255	412,699	0	0	421,255	412,699
2004-10 1CB1 6.00% 11/25/34		36,703	36,120	0	0	36,703	36,120
2004-11 1CB1 6.00% 12/25/34		633,151	623,075	0	0	633,151	623,075
2005-9 5A1 5.50% 10/25/20		263,648	257,304	0	0	263,648	257,304
Bank of America Mortgage Securities
^^Series 2003-D 1A2 6.118%		12,662	12,691	0	0	12,662	12,691
^^Series 2004-L 4A1 5.168%		450,781	438,431	0	0	450,781	438,431
Series 2005-9 2A1 4.75%		619,366	596,255	0	0	619,366	596,255
^^Bear Stearns Adjustable Rate Mortgage Trust Series 2005-7 1A2 4.75% 8/25/35		198,040	191,809	0	0	198,040	191,809
^^Bear Stearns Alternative A Trust
Series 2006-3 33A1 6.207% 5/25/36		412,328	413,875	0	0	412,328	413,875
Series 2006-3 34A1 6.227% 5/25/36		752,377	755,606	0	0	752,377	755,606
Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35		702,150	691,691	0	0	702,150	691,691
Countrywide Alternative Loan Trust Series 2004-28CB 6A1 6.00%
Series 2004-28CB 6A1 6.00% 1/25/35		238,825	233,825	0	0	238,825	233,825
^^Series 2004-J7 1A2 4.673% 8/25/34		258,782	256,413	0	0	258,782	256,413
Series 2005-57CB 4A3 5.50% 12/25/35		445,227	439,532	0	0	445,227	439,532
^^Series 2005-63 3A1 5.904% 11/25/35		667,303	661,260	0	0	667,303	661,260
Series 2005-85CB 2A2 5.50% 2/25/36		731,171	722,159	0	0	731,171	722,159

	% of Total
	Investments						Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund			Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value		Par/Shares	Market Value

Series 2006-2CB A3 5.50% 3/25/36		670,303	666,073	0	0		670,303	666,073
††Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-1 A2 6.00% 3/25/36		470,763	460,065	0	0		470,763	460,065
Series 2006-HYB3 3A1A 6.143% 5/25/36		597,197	596,879	0	0		597,197	596,879
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34		97,572	98,386	0	0		97,572	98,386
First Horizon Alternative Mortgage Securities Series 2004-FA1 1A1 6.25% 10/25/34		538,259	536,324	0	0		538,259	536,324
First Horizon Asset Securities
Series 2003-5 1A17 8.00% 7/25/33		145,331	151,071	0	0		145,331	151,071
^^Series 2004-AR5 4A1 5.67% 10/25/34		282,064	276,932	0	0		282,064	276,932
^^GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.195% 5/25/35		483,917	461,952	0	0		483,917	461,952
#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27		129,950	134,243	0	0		129,950	134,243
Series 1999-3 A 8.00% 8/19/29		221,557	230,670	0	0		221,557	230,670
Series 2005-RP1 1A3 8.00% 1/25/35		422,303	440,077	0	0		422,303	440,077
Series 2005-RP1 1A4 8.50% 1/25/35		390,566	411,070	0	0		390,566	411,070
^^IMPAC CMB Trust Series 2005-4 1M1 5.011% 5/25/35		0	0	78,399	78,540	#	78,399	78,540
^^Indymac Index Mortgage Loan Trust Series 2006-AR7 5A1 6.166% 5/25/36		426,677	425,959	0	0		426,677	425,959
^^JPMorgan Mortgage Trust
Series 2005-A6 1A2 5.153% 9/25/35		660,000	636,251	0	0		660,000	636,251
Series 2006-A2 3A3 5.687% 4/25/36		455,000	439,130	0	0		455,000	439,130
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		489,468	484,504	0	0		489,468	484,504
^^MASTR Adjustable Rate Mortgages Trust Series 2003-6 1A2 2.87% 12/25/33		384,439	384,857	0	0		384,439	384,857
MASTR Alternative Loans Trust
Series 2003-6 3A1 8.00% 9/25/33		83,886	84,900	0	0		83,886	84,900
Series 2003-9 1A1 5.50% 12/25/18		434,164	423,988	0	0		434,164	423,988
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		397,514	413,618	0	0		397,514	413,618
Nomura Asset Acceptance Series 2005-WF1 2A2 4.786% 3/25/35		670,000	653,039	0	0		670,000	653,039
Residential Asset Mortgage Products Series 2004-SL4 A3 6.50% 7/25/32		273,653	275,895	0	0		273,653	275,895
^^Structured Adjustable Rate Mortgage Loan Trust Series 2004-18 5A 5.50% 12/25/34		305,416	296,540	0	0		305,416	296,540
^^Structured Asset Securities Series 2002-22H 1A 6.983% 11/25/32		73,505	74,735	0	0		73,505	74,735
††Washington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-9 3CB 5.50% 10/25/20		590,502	583,197	0	0		590,502	583,197
Series 2006-2 2CB 6.50% 3/25/36		409,495	409,239	0	0		409,495	409,239
^^Series 2006-AR5 3A 5.083% 7/25/46		410,000	409,744	0	0		410,000	409,744
Washington Mutual
^^Series 2003-AR4 A7 3.95% 5/25/33		173,645	166,633	0	0		173,645	166,633
Series 2004-CB3 4A 6.00% 10/25/19		305,321	305,417	0	0		305,321	305,417
Wells Fargo Mortgage Backed Securities Trust
^^Series 2004-I 1A1 3.39% 7/25/34		440,917	440,561	0	0		440,917	440,561

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

^^Series 2004-T A1 3.453% 9/25/34		328,244	328,884	0	0	328,244	328,884
Series 2005-17 1A1 5.50% 1/25/36		1,310,849	1,245,306	0	0	1,310,849	1,245,306
Series 2006-7 2A1 6.00% 6/25/36		1,055,494	1,028,117	0	0	1,055,494	1,028,117
^^Series 2006-AR4 1A1 5.87% 4/25/36		323,507	319,152	0	0	323,507	319,152
^^Series 2006-AR4 2A1 5.798% 4/25/36		1,204,122	1,180,749	0	0	1,204,122	1,180,749
			22,659,930		78,540		22,738,470

U.S. Treasury Obligations	3.25%
U.S. Treasury Bond
4.50% 2/15/36		1,270,000	1,139,132	0	0	1,270,000	1,139,132
5.375% 2/15/31		15,000	15,264	0	0	15,000	15,264
*6.25% 8/15/23		295,000	325,445	752,000	829,374	1,047,000	1,154,819
*7.25% 8/15/22		0	0	555,000	669,599	555,000	669,599
9.25% 2/15/16		0	0	200,000	261,055	200,000	261,055
U.S. Treasury Inflation Index Notes
2.375% 4/15/11		1,344,743	1,339,858	1,243,115	1,238,210	2,587,858	2,578,068
3.00% 7/15/12		1,467,685	1,511,831	0	0	1,467,685	1,511,831
3.875% 1/15/09		1,265,159	1,310,824	0	0	1,265,159	1,310,824
U.S. Treasury Notes
3.75% 3/31/07		0	0	350,000	346,063	350,000	346,063
*3.875% 5/15/10		0	0	1,100,000	1,052,691	1,100,000	1,052,691
*4.25% 8/15/13		0	0	675,000	640,406	675,000	640,406
4.875% 5/31/11		4,225,000	4,183,413	0	0	4,225,000	4,183,413
5.125% 5/15/16		4,945,000	4,940,753	0	0	4,945,000	4,940,753
6.00% 8/15/09		0	0	314,000	321,838	314,000	321,838
			14,766,520		5,359,236		20,125,756

Sovereign Debt	0.00%
South Africa 6.50% 6/2/14		0	0	15,000	14,963	15,000	14,963
			0		14,963		14,963
Warrant	0.00%
†#Solutia144A, exercise price $7.59, expiration date 7/15/09		1,465	0	0	0	1,465	0
			0		0		0

Commercial Paper	5.49%
Cargill Inc State 5.33% 7/5/06		5,000,000	5,000,010	0	0	5,000,000	5,000,010
Caterpillar Inc State 5.34% 7/5/06		6,700,000	6,700,017	0	0	6,700,000	6,700,017
Merrill Lynch & Company 5.28% 7/5/06		1,300,000	1,299,234	0	0	1,300,000	1,299,234
Morgan Stanley 5.29% 7/13/06		5,000,000	4,991,200	0	0	5,000,000	4,991,200
Starbird Funding Corporate 5.162% 7/13/06		10,000,000	9,982,867	0	0	10,000,000	9,982,867
Three Pillars 5.093% 7/3/06		6,000,000	5,998,310	0	0	6,000,000	5,998,310

.			33,971,638		0		33,971,638

	% of Total
	Investments					Lincoln VIP Trust - Managed Fund
	(Pro Forma	Lincoln VIP Trust - Managed Fund		Jefferson Pilot Funds - Balanced Fund		Pro Forma Combined
	Combined)	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value

Interest Bearing Certificate of Deposit	0.81%
First Tennessee Bank 5.14% 7/12/06		5,000,000	4,999,831	0	0	5,000,000	4,999,831
			4,999,831		0		4,999,831

Securities Lending Collateral	1.88%
**Citibank Investors Principal Preservation Trust I, 5.250%		0	0	11,621,454	11,621,454	11,621,454	11,621,454
			0		11,621,454		11,621,454

Total Investments at Market	100.00%		$540,384,327		$78,507,408		$618,891,735

Total Investments at Cost			$452,404,790		$74,199,588		$526,604,378

☐Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at June 30, 2006.

†Non-income producing security for the period ended June 30, 2006.

^^Variable rate security. The interest rate shown is the rate as of June 30, 2006.

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.  At June 30, 2006, the aggregate amount of Rule 144A securities equaled $20,651,500, which represented 3.51% of the Fund’s net assets. See Note 5 in “Notes to Financial Statements.”

^Zero coupon security.  The interest rate shown is the yield at the time of purchase.

@Illiquid security.  At June 30, 2006, the aggregate amount of illiquid securities equaled $439,179, which represented 0.08% of the Fund’s net assets. See Note 5 in “Notes to Financial Statements.”

The interest rate shown is the effective yield at the time of purchase.

=Security is being fair valued in accordance with the Fund’s fair valuation policy.  At June 30, 2006, the aggregate amount of fair valued securities equaled $439,179, which represented 0.08% of the Fund’s net assets.  See Note 1 in “Notes to Financial Statements.”

††Pass-Through Agreement.  Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

* All or a portion of this security is on loan.

** Security pledged as collateral for the securities on loan, which were valued at $11,266,988 at June 30, 2006.

ADR – American Depositary Receipts

AMBAC – Insured by the AMBAC Assurance Corporation

ARM – Adjustable Rate Mortgage

CBO – Collateralized Bond Obligation

CBO – Collateralized Bond Obligation

FGIC – Insured by the Financial Guaranty Insurance Company

FSA – Insured by Financial Security Assurance

GSMPS – Goldman Sachs Reperforming Mortgage Securities

MBIA – Insured by the Municipal Bond Insurance Association

S.F. – Single Family

TBA – to Be Announced

yr – Year

The following futures contracts were outstanding at June 30, 2006:

Futures Contracts(1)

Contracts	Notional	Notional		Unrealized
To Buy (Sell)	Cost (Proceeds)	Value	Expiration Date	Depreciation
116 U.S. Treasury 10 year Notes	$12,169,639	$12,163,688	9/30/06	(5,951)
(10) U.S. Treasury long Bond	(1,066,184)	(1,066,563)	9/30/06	(379)
				$(6,330)

The use of futures contracts involves elements of market risks in excess of the amount recognized in the financial statements.  The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes.”

Lincoln VIP Trust - Managed Fund

PRO FORMA COMBINED

Statement of Assets and Liabilities

As of June 30, 2006

(Unaudited)

				Lincoln VIP Trust - Managed Fund
			Pro Forma	Pro Forma
	Lincoln VIP Trust - Managed Fund	Jefferson Pilot VIP Funds - Balanced Fund	Adjustments	Combined
Assets

Investments in unaffiliated issuers, at market value	$540,384,327	$78,507,408	$—	$618,891,735
Cash	1,485,086	1,441,008		2,926,094
Receivables for securities sold	22,913,131	1,175,994		24,089,125
Receivables for fund shares sold	9,388	—		9,388
Dividends and interest recievables	1,879,749	279,162		2,158,911
Total Assets	566,671,681	81,403,572	—	648,075,253

Liabilities

Obligation to return securities lending collateral	—	11,621,454		11,621,454
Accrued expenses and other liabilities	308,578	45,955		354,533
Payables for securities purchased	46,859,636	1,121,454		47,981,090
Payables for fund shares purchased	369,677	8,738		378,415
Total Liabilities	47,537,891	12,797,601	—	60,335,492
Net Assets	$519,133,790	$68,605,971	$—	$587,739,761

Investment at Cost	$452,404,790	$74,199,588	$—	$526,604,378

Analysis of Net Assets

Shares of beneficial interest (unlimited authorization - no par)	$433,713,439	$60,872,610	$—	$494,586,049
Undistributed net investment income	6,199,435	863,923	—	7,063,358
Accumulated net realized gain (loss) on investments	(8,752,291)	2,561,406		(6,190,885)
Net unrealized appreciation of investments and foreign currency	87,973,207	4,308,032		92,281,239
Net Assets	$519,133,790	$68,605,971	$—	$587,739,761

Shares Outstanding	32,680,229	4,899,827	(574,649)	37,005,407

Standard Class Shares	32,590,520	—		32,590,520
Service Class Shares	89,709	4,899,827	(574,649)	4,414,887

Net Assets:

Standard Class Shares	$517,710,830	$—		$517,710,830
Service Class Shares	1,422,960	68,605,971		70,028,931

Net asset value per share:

Standard Class Shares	$15.885	$14.00		$15.885
Service Class Shares	$15.862			$15.862

See Pro Forma Notes to Financial Statements

Lincoln VIP Trust - Managed Fund

PRO FORMA COMBINED

Statement of Operations

For the Twelve Months Ended June 30, 2006

(Unaudited)

			Pro Forma		Lincoln VIP Trust - Managed Fund
	Lincoln VIP Trust - Managed Fund	Jefferson Pilot VIP Funds - Balanced Fund	Adjustments		Pro Forma Combined

Investment Income
Dividend income	$4,724,861	$1,104,791	$—		$5,829,652
Interest income	9,130,141	1,061,988	—		10,192,129
Security lending income	—	6,658	—		6,658	(D)
Foreign tax withheld	(4,492)	(10,932)	—		(15,424)
	13,850,510	2,162,505	—		16,013,015

Expenses
Management fees	2,205,591	447,358	(240,409	)(A)	2,412,540
Distribution expenses - Service Class	2,545	—	172,059	(A)	174,604
Accounting and administration expenses	269,260	—	45,435	(A)	314,695
Reports and statements to shareholders	126,218	12,703	(59,067	)(B)	79,854
Professional fees	39,948	14,916	(6,708	)(B)	48,156
Trustees’ fees	9,987	5,435	1,947	(C)	17,369
Custodian fees	49,390	16,559	65,949
Other	40,604	38,205	78,809
	2,743,543	535,176	(86,743)		3,191,976
Less expenses absorbed or waived	—	—			—
Less expense paid indirectly	(4,405)	(1,182)	(5,587)
Total expenses	2,739,138	533,994	(86,743)		3,186,389

Net Investment Income	11,111,372	1,628,511	86,743		12,826,626

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain (loss) on:
Investments	29,144,064	4,078,199	—		33,222,263
Futures contracts	(2,327,756)	—	—		(2,327,756)
Net Realized and Unrealized Gain/(Loss) on Investments:	26,816,308	4,078,199	—		30,894,507

Net change in unrealized appreciation/(depreciation) of investments, futures contracts, and foreign currency	(12,553,242)	113,293	—		(12,439,949)
Net Realized and Unrealized Gain on Investments	14,263,066	4,191,492	—		18,454,558

Change in Net Assets Resulting from Operations	$25,374,438	$5,820,003	$86,743		$31,281,184

(A) Based on contract in effect for the surviving Fund.

(B) Decrease to reflect estimated expense levels of the combined Fund.

(C) Based on Trustee compensation for the surviving Fund.

(D) The Funds objectives allow for Securities Lending, however, the Trust has a policy not to engage in Securities Lending so it will be discontinued.

See Pro Forma Notes to Financial Statements

Lincoln Variable Insurance Products Trust - Managed Fund

Proforma Notes to Financial Statements

June 30, 2006

(Unaudited)

Lincoln Variable Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust. These financial statements and the related notes pertain to the Managed Fund (the “Fund”).  The Trust is an open-end investment company.  The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and its affiliates (collectively, the “Companies”) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

1.  Basis of Pro forma Presentation

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Jefferson Pilot Variable Fund, Inc. Balanced Portfolio (“JPVF Balanced Portfolio”) by the Managed Fund.  The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of JPVF Balanced Portfolio by Managed Fund had taken place as of July 1, 2005.

Under the terms of the Agreement and Plan of Reorganization, the combination of JPVF Balanced Portfolio and Managed Fund will be accounted for by a method of accounting for tax-free mergers of investment companies.  The acquisition would be accomplished by an acquisition (the “Transaction”) of the net assets of JPVF Balanced Portfolio in exchange for shares of the Managed Fund at net asset value.  The statement of assets and liabilities and the related statement of operations of JPVF Balanced Portfolio and Managed Fund have been combined as of and for the twelve months ended June 30, 2006.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of JPVF Balanced Portfolio and Managed Fund included in their annual reports dated December 31, 2005 and semi-annual reports dated June 30, 2006.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation: Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked price will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities.  Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.  Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes: The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders.  Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other: Expenses common to all series within the Trust are allocated amongst the series based on average net assets of each series in the Trust. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes.  Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,189 for the six months ended June 30, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees.  The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as “expense paid indirectly.”

3. Management Fees and Other Transactions With Affiliates

Delaware Management Company (DMC) is responsible for overall management of the Fund’s investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund.  For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, plus the cost of certain support services, such as legal and corporate secretary services, the Fund pays Lincoln Life an annual fee allocated amongst the series based on average net assets of each series in the Trust.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the “Plan Fee”) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne.  The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares.  The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund.  The compensation of unaffiliated trustees is borne by the Fund.

4. Supplemental Financial Instrument Information

Financial Futures Contracts - The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded.  Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract.  These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed.  When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

5. Credit and Market Risk

The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans.  Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds.  The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced.  A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond.  Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium.  Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates.    Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement

6. Line of Credit

The Fund, along with certain other series in the Trust (the “Participants”), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at June 30, 2006, or at any time during the period.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Security Lending

The Balanced Fund, has entered into a Securities Lending Agreement (the “Agreement”) with Citibank, N.A. (the “Agent”).  Under the terms of the Agreement, the Fund may lend Fund securities to certain qualified institutions (the “Borrower”) approved by the Board of Directors of the Fund in order to earn additional income.  The Agreement requires that loans are to be collateralized at all times by cash or government and agency securities in an amount at least equal to 102% of the market value of the securities loaned (at least 105% for foreign securities).  The market value of the loaned securities is determined at the close of business each day and any additional required collateral is delivered to the Agent on the next business day.  In the event the Borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the Agent, replace the loaned securities.

FORM N-14

PART C - OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

WITH RESPECT TO LINCOLN VARIABLE INSURANCE PRODUCTS TRUST:  As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 and pursuant to Article VI of the Trust’s By-Laws [Exhibit (b) to the Registration Statement — Post-Effective Amendment No. 19 to Registration Statement on Form N-1A (SEC file No. 33-70742 filed April 5, 2006], officers, trustees, employees and agents of LVIPT will not be liable to LVIPT, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of LVIPT, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of LVIPT pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of LVIPT in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, LVIPT will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public poilcy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

LVIPT will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure LVIPT against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Investment Management Agreement (Exhibit (d)(1)(a) to the Post-Effective Amendment No. 19 to Registration Statement on Form N-1A (SEC file No. 33-70742 filed April 5, 2006) limits the liability of Delaware Management Company DMC) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreement.

LVIPT hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16.  EXHIBITS.

WITH RESPECT TO LINCOLN VARIABLE INSURANCE PRODUCTS TRUST:

1.                (a)   Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 File No. 33-70742) filed on April 4, 2003.

(b)          Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust, Articles III, V, and VI incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) file on April 4, 2003.

2.                By-Laws of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) file on April 5, 2006.

3.                Not applicable

4.                Agreement and Plan of Reorganization (Filed as Appendix A to the Combined Prospectus/Proxy Statement included in Part A to the Form N-14 Registration Statement).

5.                None

6.                Advisory Agreement:

a.              Investment Management Agreement between the Lincoln Variable Insurance Products Trust and Delaware Management Company effecive May 1, 2003 and May 1, 2005 (as applicable)incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) file on April 5, 2006.

7.                Fund Distribution Agreements:

a.                Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

b.               Amendment effective May 1, 2003 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

c.              Amendment effective May 1, 2005 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) file on April 5, 2006.

d.               Amendment effective April 1, 2006 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) file on April 5, 2006.

8.                None

9.                Custody Agreement:

a.                Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. dated April 30, 2003 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

b.               Amendment effective May 1, 2005 to Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) file on April 5, 2006.

10.          None

11.          Opinion and Consent of Counsel filed herewith

12.          Opinion of Tax Counsel filed herewith

13.          None

14.          None

15.          None

16.          Powers of Attorney filed herewith

17.          Consent of Ernst & Young LLP filed herewith

ITEM 17.  UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agree that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post- effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Fort Wayne, and State of Indiana on this 8th day of December, 2006.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(MANAGED FUND)

By:	/s/ Kelly D. Clevenger
Kelly D. Clevenger
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on December 8, 2006.

Signature	Title

/s/ Kelly D. Clevenger	Chairman of the Board, President and Trustee
Kelly D. Clevenger	(Principal Executive Officer)

*	Chief Accounting Officer
William P. Flory, Jr.	(Principal Accounting Officer and Principal Financial Officer)

*	Trustee
Nancy L. Frisby

*	Trustee
Gary D. Lemon

*	Trustee
Kenneth G. Stella

*	Trustee
David H. Windley

*By ,	Attorney-in-Fact
Kevin J. Adamson